AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON DECEMBER 22, 2005
SECURITIES ACT FILE NO. 33-12213
INVESTMENT COMPANY ACT FILE NO. 811-05037

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933:	[X]

Pre-Effective Amendment No. ___	[ ]

Post-Effective Amendment No. 242	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940:	[X]

Amendment No. 243	[X]

(Check Appropriate Box or Boxes)

PROFESSIONALLY MANAGED PORTFOLIOS
(Exact Name of Registrant as Specified in Charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of Principal Executive Offices)
(414) 765-5344
Registrant's Telephone Number, Including Area Code

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and Address of Agent for Service)

WITH A COPY TO:

Julia Allecta
Paul, Hastings, Janofsky & Walker LLP
55 Second Street, 24th Floor.
San Francisco, CA 94105-0441

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b).
[X]	on December 28, 2005 pursuant to paragraph (b).
[ ]	60 days after filing pursuant to paragraph (a)(1).
[ ]	on (date) pursuant to paragraph (a)(1).
[ ]	75 days after filing pursuant to paragraph (a)(2).
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

[ ]	this post-effective amendment designates a new effective date for a previously filed post-effective amendment

FIMCO Select Fund

Prospectus

December 21, 2005

The Securities and Exchange Commission has not approved or disapproved of these securities or determined if this Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

FIMCO Select Fund

TABLE OF CONTENTS
INVESTMENTS, RISK AND PERFORMANCE	3

INVESTMENT OBJECTIVE	3
PRINCIPAL INVESTMENT STRATEGIES	3
PRINCIPAL RISKS	4
FEES AND EXPENSES	5
PORTFOLIO HOLDINGS INFORMATION	6
PERFORMANCE	6

MANAGEMENT OF THE FUND	6

THE ADVISOR	6
PORTFOLIO MANAGERS	6
PRIOR PERFORMANCE OF SIMILAR ACCOUNTS	7
FUND EXPENSES	8

SHAREHOLDER INFORMATION	8

DISTRIBUTION OF SHARES	8
SHARE PRICE	8
HOW TO PURCHASE SHARES	9
HOW TO REDEEM SHARES	11
SHORT-TERM TRADING AND REDEMPTION FEES	13
TOOLS TO COMBAT FREQUENT TRANSACTIONS	14
OTHER FUND POLICIES	15
SERVICE FEES-OTHER PAYMENTS TO THIRD PARTIES	15

DISTRIBUTIONS AND TAXES	15

DIVIDENDS AND DISTRIBUTIONS	15
TAX CONSEQUENCES	16
FINANCIAL HIGHLIGHTS	16

PRIVACY NOTICE	17

Frontier Investment Management Company (the “Advisor”), is the investment advisor for the FIMCO Select Fund (the “Fund”) and is located at 8401 N. Central Expwy, Ste. 645, LB 31, Dallas, TX 75225.

Investments, Risks and Performance

Investment Objective
The Fund’s investment objective is long-term growth of capital. The Fund’s investment goal, which is not deemed fundamental, may be changed without shareholder vote with at least 60 days’ notice.

Principal Investment Strategies
In order to achieve the Fund’s investment objective, the Fund’s advisor, Frontier Investment Management Co. (the “Advisor”) adheres to a bottom-up strategy, which means that the Advisor chooses the Fund’s investments based on a company’s future prospects and not on any significant economic or market cycle. The Advisor identifies securities it believes offer superior investment value (i.e., are undervalued or otherwise out-of-favor in the market). The prices of these securities may be depressed by near-term problems and may not reflect a company’s long-term prospects. These companies typically have a low stock market valuation at the time of purchase in relation to their investment value, which is measured by the Advisor using proprietary models. In assessing a company’s value, the Advisor focuses on:

•	Sound financials;
•	Hidden asset values;
•	Superior business models; and
•	The ability to generate predictable future cash flows.

Once securities are purchased for the Fund’s portfolio, the Advisor then monitors investments for price movement and earnings developments. The Advisor will generally hold a security in the Fund’s portfolio until it no longer meets the Fund’s financial or valuation criteria. However, the Advisor may sell a security if it reaches the Advisor’s price target, if the fundamentals of the security deteriorate or for tax reasons. The Fund does not engage in active trading of portfolio securities to achieve its investment objective.

The Fund principally invests in common stocks of U.S. companies of any size, from larger, well-established companies to smaller companies. The Fund does not anticipate making investments in “micro-cap” or start-up companies. Investments may also be made in debt securities which are convertible into equity securities, preferred stocks which are convertible into common stocks and in warrants or other rights to purchase common stock, which in each case are considered by the Advisor to be equity securities. The Fund will typically hold between 25 and 35 securities. The Advisor generally does not engage in market timing by shifting the portfolio or a significant portion thereof in or out of the market in anticipation of market fluctuations.

The Fund does not concentrate its investments in any particular industry or group of industries but diversifies its holdings among as many different companies and industries as the Advisor deems appropriate in light of conditions prevailing at any given time.

When purchasing securities, the Fund may make short sales in stocks the Advisor believes will depreciate in value (to hold “short” positions). A short sale involves selling securities that the Fund has borrowed in hopes that the price will fall so that the Fund may buy back the securities for less than they were sold and keep the difference in price as a profit. The Fund may also buy or sell options on its investments.

The Fund anticipates that it will have a low rate of portfolio turnover, currently expected to be approximately 25% per fiscal year.

Temporary or Cash Investments. In anticipation of or in response to adverse market or other conditions or atypical circumstances such as unusually large cash inflows or redemptions, the Fund may temporarily hold all or a portion of its assets in cash, cash equivalents or high-quality debt instruments. As a result, the Fund may not achieve its investment objective to the extent it makes temporary and/or cash investments.

To the extent the Fund uses a money market fund for its cash position, some duplication of expenses will occur because the Fund will bear its pro rata portion of such money market fund’s advisory fees and operational expenses.

Changes in Investment Objective and Strategies. The investment objective, strategies and policies described above may be changed without the approval of the Fund’s shareholders upon 30 days’ written notice to shareholders.

Principal Risks
Before investing in the Fund, you should carefully consider your own investment goals, the amount of time you are willing to leave your money invested and the amount of risk you are willing to take. Remember that in addition to possibly not achieving your investment goals, you could lose money by investing in the Fund. The value of your investment in the Fund will go up and down with the prices of the securities in which the Fund invests. The principal risks of investing in the Fund are:

Management Risk. The ability of the Fund to meet its investment objective is directly related to the Advisor’s investment strategies for the Fund. The value of your investment in the Fund will vary with the effectiveness of the Advisor’s research, analysis and asset allocation among portfolio securities. If the Advisor’s investment strategies do not produce the expected results, your investment could be diminished or even lost.

General Market Risk. The market price of a security may increase or decrease, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it or less than it was worth at an earlier time. Market risk may affect a single issuer, industry, sector of the economy or the market as a whole.

Equity Market Risk. Common stocks are susceptible to general stock market fluctuations and to volatile increases and decreases in value as market confidence in and perceptions of their issuers change. These investor perceptions are based on various and unpredictable factors including expectations regarding government, economic, monetary and fiscal policies; inflation and interest rates; economic expansion or contraction; and global or regional political, economic and banking crises. If you held common stocks of any given issuer, you would generally be exposed to greater risk than if you held preferred stocks or debt obligations of the issuer because common stockholders generally have inferior rights to receive payments from issuers in comparison with the rights of preferred stockholders, bondholders and other creditors of such issuers.

Options Risks. The Fund may invest in options. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over the counter, the Fund bears the risk that the counter-party that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid, and in such cases, the Fund may have difficulty closing out its position.

Small- and Medium-Sized Companies Risk. The Fund may invest directly or indirectly in companies of any size including small- and medium-sized companies. Investing in securities of small- and medium-sized companies, even indirectly, may involve greater volatility than investing in larger and more established companies because they can be subject to more abrupt or erratic share price changes than larger, more established companies. Small companies may have limited product lines, markets or financial resources and their management may be dependent on a limited number of key individuals. Securities of such companies may have limited market liquidity and their prices may be more volatile.

Short Sale Risk. Short sale strategies are riskier than “long” investment strategies. Short selling may harm the Fund’s investment performance if the Fund is required to close out a short position earlier than it had intended. This would occur if the lender required the Fund to deliver the securities it borrowed at the commencement of the short sale and the Fund was unable to borrow the securities from other securities lenders. Furthermore, until the Fund replaces a security borrowed, or sold short, it must pay to the lender amounts equal to any dividends that accrue during the period of the short sale. In addition, the Fund will incur certain transaction fees associated with short selling. Short sale strategies are often characterized as a form of leveraging or speculative investments. Although the Advisor uses speculative investment strategies, there is no assurance that these strategies will protect against losses or perform better than non-speculative strategies. The Fund uses short sales to protect against losses due to general movements in market prices; however, no assurance can be given that such strategies will be successful or that consistent absolute returns will be achieved.

New Fund Risk. There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees or the Advisor may determine to liquidate the Fund. A liquidation can be initiated by the Board of Trustees without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

Fees and Expenses
As an investor, you pay certain fees and expenses if you buy and hold shares of the Fund. The fees and expenses are described in the tables below and are further explained in the example that follows.

Shareholder Fees (fees paid directly from your investment)
Maximum sales charge (load) imposed on purchases	None
Maximum deferred sales charge (load)	None
Redemption Fee (1)	2.00%

Annual Fund Operating Expenses (expenses that are deducted from Fund assets)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses (2)	1.57%
Total Annual Fund Operating Expenses	2.57%
Less: Expense reduction/reimbursement	1.07%
Net Expenses (3)	1.50%

Example
This Example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same. Please note that the figures below are based on the Fund’s net expenses after giving effect to the expense limitation in the agreement described above. As dividends and interest relating to short sales are not included in the expense limitation, actual costs will be higher than those shown in the example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years
$153	$474

(2)
Because the Fund is new, these expenses, which include custodian, transfer agency and other customary Fund expenses, are based on estimated amounts for the Fund’s current fiscal year. In addition, as part of its investment strategy, the Fund may take short positions on securities. Such additional expenses (including dividends and interest on short positions) cannot be estimated and therefore, actual Fund expenses may be higher than those shown.

(3)
The Fund’s investment advisor has contractually agreed to reduce its fees and/or absorb expenses of the Fund to ensure that Total Annual Operating Expenses for the Fund do not exceed 1.50% of the Fund’s average net assets excluding front-end or contingent deferred loads, taxes, leverage interest, brokerage commissions, expenses incurred in connection with any merger or reorganization or extraordinary expenses, for at least the periods shown in the example and for an indefinite period thereafter. The Fund will not incur leverage interest in the first year of operations. The Advisor may request a reimbursement of any reduction in advisory fees or payment of expenses made by the Advisor within three years following the year to which the reduction or payment relates if the Fund’s expenses are less than the above limit agreed to by the Fund. Any such reimbursement is subject to prior Board of Trustees review and approval. Because dividends and interest on short positions are not included in the expense reduction/reimbursement, the net expenses of the Fund may be higher than those shown.

Portfolio Holdings Information
A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio holdings is available in the Fund’s Statement of Additional Information (“SAI”). Currently, disclosure of the Fund’s holdings is required to be made quarterly within 60 days of the end of each fiscal quarter, in the Annual and Semi-Annual Report to Fund shareholders, and in quarterly holdings reports on Form N-Q. In addition, the Fund discloses its complete calendar quarter-end portfolio holdings and certain other portfolio characteristics on the Fund’s website at www.fimcofunds.com within 10 business days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the web site until updated with required regulatory filing with the SEC. Portfolio holdings information posted on the Fund’s web site may be separately provided to any person commencing the day after it is first published on the web site. The Annual and Semi-Annual Reports are available by contacting the Fund, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or calling 866-653-4626.

Performance
This Fund has recently commenced operations and has been in operation for less than a calendar year; thus, there is no performance information available at this time.

Management of the Fund

The Advisor
The Fund has entered into an Investment Advisory Agreement with Frontier Investment Management Co., 8401 N. Central Expwy, Ste. 645, LB 31, Dallas, TX 75225, under which the Advisor manages the Fund’s investments and business affairs subject to the supervision of the Fund’s Board of Trustees. The Advisor was founded in 1994 and serves as investment advisor primarily to individual investors. As of September 30, 2005, the Advisor managed approximately $509 million in assets. Under the Investment Advisory Agreement, the Fund compensates the Advisor for its investment advisory services at the annual rate of 1.00% of the Fund’s average daily net assets, payable on a monthly basis. Subject to the general supervision of the Trust’s Board of Trustees, the Advisor is responsible for managing the Fund in accordance with its investment objectives and policies, and making decisions with respect to, and placing orders for, all purchases and sales of portfolio securities. The Advisor also maintains related records for the Fund.

A discussion regarding the basis of the Board of Trustees’ approval of the Investment Advisory Agreement with the Advisor is available in the Fund’s SAI.

Portfolio Managers
The Fund is managed by the Investment Committee. There is no lead portfolio manager and each person is jointly and primarily responsible for the day-to-day management of the Fund’s portfolio. There are no limitations or restrictions on any one member’s role relative to the other members of the committee. The following persons are members of the Investment Committee:

Gary T. Schoen, CFA Mr. Schoen is a Chartered Financial Analyst charter holder and serves as a Portfolio Manager for the Advisor, and is jointly and primarily responsible for day-to-day management of the Fund. Mr. Schoen focuses on equity and fixed income research and portfolio strategy and is a voting member of the Investment Committee. Prior to joining the Advisor in 1994, Mr. Schoen spent ten years in the capital markets division of a large regional bank and a privately held securities firm. In total Mr. Schoen has accumulated over 22 years of experience in the finance industry. Mr. Schoen holds a Bachelor of Science and a Master of Science in Finance from Louisiana State University. Mr. Schoen is a member of the CFA Institute, the CFA Society of Dallas/Fort Worth and Financial Analysts of New Orleans (FANO) and has served on the Board of Directors of the CFA Society of Dallas/Fort Worth.

Richard G. Sowden Jr., CFA Mr. Sowden is a Chartered Financial Analyst charter holder and serves as a Portfolio Manager for the Advisor and is jointly and primarily responsible for the day-to-day management of the Fund. Richard focuses on equity research, option analysis and portfolio strategy and is a voting member of the Investment Committee. Mr. Sowden also serves as the Fund’s Chief Compliance Officer. Prior to joining the Advisor in 1997, Mr. Sowden was Vice-President and Treasurer at a printing company in Dallas. Mr. Sowden holds a Bachelor of Arts in Government from the University of Texas at Austin and a Masters of Business Administration from Southern Methodist University. Mr. Sowden is a member of the CFA Institute and the CFA Society of Dallas/Fort Worth.

Devin P. Espindle, CFA Mr. Espindle is a Chartered Financial Analyst charter holder and serves as a Portfolio Manager for the Advisor and is jointly and primarily responsible for the day-to-day management of the Fund. Mr. Espindle also focuses on equity research, option analysis and portfolio strategy and is a voting member of the Investment Committee. Prior to joining the Advisor in 2001, Mr. Espindle was an officer in the U.S. Navy. Mr. Espindle holds a Bachelor of Science in Electrical Engineering from the United States Naval Academy and a Masters of Business Administration with a concentration in Finance from Southern Methodist University. Mr. Espindle is a member of the CFA Institute and the CFA Society of Dallas/Fort Worth.

The Fund’s SAI provides additional information about the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers and the Portfolio Managers’ ownership of securities in the Fund.

Prior Performance of Similar Accounts
The table below shows performance data provided by the Advisor relating to investment results of a composite of all of the accounts and funds (the “Accounts”) managed by the Advisor during the periods indicated by the table below that have investment objectives, policies, strategies and risks substantially similar to those of the Fund. Each new Account is included in the composite during its first full quarter under management by the Advisor for time periods indicated in the Average Annual Total Return table.

The Accounts are not subject to the same types of expenses to which the Fund is subject, nor to the diversification requirements, specific tax restrictions and investment limitations imposed on the Fund by the Investment Company Act of 1940 or the Internal Revenue Code of 1986. The performance of the Accounts would have been adversely affected had they been subject to the same restrictions and limitations as the Fund. The results presented below are not intended to predict or suggest the return to be experienced by the Fund or the return one might achieve by investing in the Fund. One should not rely on the following data as an indication of future performance of the Advisor of the Fund. The fees and expenses of the Accounts are lower than that of the Fund. If the higher expense structure of the Fund were used on the Accounts, the performance results of the Accounts would have been lower than shown.

You should note that once the Fund has performance history, it will compute and disclose its average annual total return using the standard formula set forth in rules promulgated by the Securities and Exchange Commission (“SEC”), which differs in certain respects from the methods used to compute total return for the Accounts. The SEC total return calculation method calls for the computation and disclosure of an average annual compounded rate of return, which equates a hypothetical initial investment of $10,000 to an ending redeemable value. The performance of the Accounts may have been lower had they been calculated using the standard formula promulgated by the SEC. The performance data below has been calculated in accordance with AIMR performance presentation standards. The data below represents average annual total return calculations. As of September 30, 2005 the Accounts consisted of 761 separate accounts and $508.8 million in assets.

The performance data below is for the Accounts and is not the performance results of the Fund. The performance data is net of all fees and expenses and sales loads of the Accounts. Average Annual Total Returns as of September 30, 2005:

	1 Year	5 Years	10 Years
Accounts	5.92%	3.83%	7.54%
S&P 500 Index(1)	12.25%	(1.49)%	9.49%
(1)  The S&P 500 Index is a broad market-weighted average of U.S. blue-chip companies. The S&P 500 Index is unmanaged and returns include reinvested dividends. It reflects no deduction for fees, expenses or taxes.

Fund Expenses
The Fund is responsible for its own operating expenses. The Advisor has contractually agreed, however, to reduce its fees and/or pay expenses of the Fund to ensure that the Total Annual Fund Operating Expenses (excluding interest and tax expenses) will not exceed 1.50% of the Fund’s average daily net assets. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund in subsequent fiscal years if the Advisor so requests. This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor may request a reimbursement of any reduction in advisory fees or payment of expenses made by the Advisor within three years following the year to which the reduction or payment relates if the Fund’s expenses are less than the above limit agreed to by the Fund. Any such reimbursement is subject to Board of Trustees review and approval.

Shareholder Information

Distribution of Shares
Distributor
Quasar Distributors, LLC (the “Distributor”), 615 East Michigan Street, Milwaukee, Wisconsin, 53202, serves as distributor and principal underwriter for the Fund. The Distributor is a registered broker-dealer and member of the National Association of Securities Dealers, Inc. Shares of the Fund are offered on a continuous basis.

Share Price
Shares of the Fund are sold at net asset value per share (“NAV”), which is determined by the Fund as of the close of regular trading (generally 4:00 p.m. Eastern time) on each day that the New York Stock Exchange (“NYSE”) is open for unrestricted business. The Fund’s NAV, however, may be calculated earlier if trading on the NYSE is restricted or as permitted by the SEC. The Fund does not determine the NAV of its shares on any day when the NYSE is not open for trading, such as weekends and certain national holidays as disclosed in the SAI (even if there is sufficient trading in its portfolio securities on such days to materially affect the NAV per share), although fair value determinations may be made as described below if the Board of Trustees decides it is necessary. Purchase and redemption requests are priced at the next NAV calculated after receipt of such requests made in accordance with the requirements of this Prospectus. The NAV is determined by dividing the value of the Fund’s securities, cash and other assets, minus all expenses and liabilities, by the number of shares outstanding (assets - liabilities / number of shares = NAV). The NAV takes into account the expenses and fees of the Fund, including management, administration and other fees, which are accrued daily.

Occasionally, events affecting the value of foreign securities or other securities held by the Fund occur when regular trading on foreign exchanges is closed. Fair value determinations are then made in good faith in accordance with procedures adopted by the Board of Trustees. Attempts to determine the fair value of securities introduce an element of subjectivity to the pricing of securities. As a result, the price of a security determined through fair valuation techniques may differ from the price quoted or published by other sources and may not accurately reflect the market value of the security when trading resumes. If a reliable market quotation becomes available for a security formerly valued through fair valuation techniques, the Fund would compare the new market quotation to the fair value price to evaluate the effectiveness of its fair valuation. If any significant discrepancies are found, the Fund may adjust its fair valuation procedures.

How to Purchase Shares
To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
All Accounts	$10,000	$1,000

You may purchase shares by completing the enclosed application and mailing it along with a check payable to the “FIMCO Select Fund,” to the Fund’s transfer agent, U.S. Bancorp Fund Services, LLC (“U.S. Bancorp” or the “Transfer Agent”) at the address listed below. The minimum initial investment in the Fund for all accounts (regular, retirement and tax-deferred accounts) is $10,000. Subsequent investments in the amount of at least $1,000 may be made by mail, by wire or via electronic funds transfer. These minimums can be changed or waived by the Fund at any time. Shareholders will be given at least 30 days’ notice of any increase in the minimum dollar amount of subsequent investments.

Shares of the Fund are purchased or redeemed at their NAV per share next calculated after your purchase order and payment or redemption order is received by the Fund, less any applicable redemption fees. The Fund has authorized one or more financial institutions to receive on its behalf purchase and redemption orders. If you place an order for Fund shares through an authorized financial institution, the Fund will be deemed to have received a purchase or redemption order when the authorized financial institution receives the order. The financial institution must send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s instructions. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial institution will be held liable for any resulting fees or losses. For more information about your financial institution’s rules and procedures and whether your financial institution has been authorized by the Fund to receive purchase and redemption orders on its behalf, you should contact your financial institution directly.

All applications to purchase Fund shares are subject to acceptance by the Fund and are not binding until so accepted. The Fund reserves the right to decline or accept a purchase order application in whole or in part. For example, a purchase order may be refused if, in the Advisor’s opinion, it is so large it would disrupt the management of the Fund. Purchases may also be rejected from persons believed by the Fund to be “market timers.” A service fee of $25.00 will be deducted from your account for any purchases that do not clear, and you will also be responsible for any losses suffered by the Fund as a result. Generally, you must follow the instructions for buying and redeeming Fund shares elsewhere in this Prospectus for the Fund to accept an order. Your order will not be accepted until the completed Account Application is received by the Fund or the Transfer Agent.

Shares of the Fund have not been registered for sale outside of the United States. The Fund generally does not sell shares to investors residing outside the United States, even if they are United States citizens or lawful permanent residents, except to investors with United States military APO or FPO addresses.

Purchase by Mail. To purchase the Fund’s shares by mail, complete and sign the enclosed Account Application Form and mail it, along with a check made payable to “FIMCO Select Fund,” to:

Regular Mail	Overnight or Express Mail
FIMCO Select Fund	FIMCO Select Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The Fund will not accept payment in cash or money orders. The Fund also does not accept cashier’s checks in amounts of less than $10,000. To prevent check fraud, the Fund will not accept third party checks, Treasury checks, credit card checks, traveler’s checks or starter checks for the purchase of shares.

The Fund does not consider the U.S. Postal Service or other independent delivery services to be its agents. Therefore, deposit in the mail or with such services, or receipt at the U.S. Bancorp post office box, does not constitute receipt by the Transfer Agent.

Investing by Telephone. If you have completed the Telephone Purchase Authorization section of the Account Application, you may purchase additional shares by telephoning the Fund toll free at 866-653-4626. This option allows investors to move money from their bank account to their Fund account upon request. Only bank accounts held at domestic institutions that are Automated Clearing House (“ACH”) members may be used for telephone transactions. Your shares will be purchased at the NAV calculated on the day of your purchase order provided that your order is received prior to 4:00 p.m. Eastern time.

Purchase by Wire. If you are making your initial investment in the Fund, before you may wire funds, the Transfer Agent must have received a completed Account Application. You can mail or overnight deliver your Account Application to the Transfer Agent at the above address. Upon receipt of your completed Account Application, the Transfer Agent will establish an account for you. Once your account has been established, you may instruct your bank to send the wire. Prior to sending the wire, please call the Transfer Agent at 866-653-4626 to advise it of the wire, and to ensure proper credit upon receipt. Your bank must include both the name of the Fund you are purchasing and your name so that monies can be correctly applied. Your bank should transmit immediately available funds by wire to:

Wire to:	U.S. Bank, N.A.
ABA Number:	075000022
Credit:	U.S. Bancorp Fund Services, LLC
Account:	112-952-137
Further Credit:	FIMCO Select Fund
(Shareholder Name/Account Registration)
(Shareholder Account Number)

Subsequent Investments. You may add to your account at any time by purchasing shares by mail, by telephone or by wire (minimum $1,000). You must call to notify the Fund in which you are investing at 866-653-4626 before wiring. A remittance form, which is attached to your individual account statement, should accompany any investments made through the mail. All purchase requests must include your shareholder account number.

Automatic Investment Plan. For your convenience, the Fund offers an Automatic Investment Plan. Under this Plan, after your initial investment, you may authorize the Fund to withdraw automatically from your personal checking account an amount that you wish to invest, which must be at least $250. In order to participate in the Plan, your bank must be a member of the Automated Clearing House (ACH) network. If you wish to enroll in this Plan, complete the appropriate section in the Account Application. The Fund may terminate or modify this privilege at any time. You may terminate your participation in the Plan at any time by notifying the Transfer Agent five days prior to the effective date. A fee ($25) will be imposed if your automatic investment plan transaction is returned.

Anti-Money Laundering Program. Please note that the Fund has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Account Application asks for, among other things, the following information from all “customers” seeking to open an “account” (as those terms are defined in rules adopted pursuant to the USA PATRIOT Act):

•	Full name

•	Date of birth (individuals only)

•	Social Security or tax identification number

•	Permanent street address (P.O. Box is not acceptable)

Accounts opened by entities, such as corporations, companies or trusts will require additional documentation.

Please note that if any information listed above is missing, your Account Application will be returned and your account will not be opened. In compliance with the USA PATRIOT Act, the Transfer Agent will verify the information on your application as part of the Program. The Fund reserves the right to request additional clarifying information and may close your account if such clarifying information is not received by the Fund within a reasonable time of the request or if the Fund cannot form a reasonable belief as to the true identity of a customer. If you require additional assistance when completing your application, please contact the Transfer Agent at 866-653-4626.

How to Redeem Shares
In general, orders to sell or “redeem” shares may be placed either directly with the Fund or the Transfer Agent or with the same financial institution that placed the original purchase order in accordance with the procedures established by that institution. Your financial institution is responsible for sending your order to the Transfer Agent and for crediting your account with the proceeds. For more information about your financial institution’s rules and procedures and whether your financial institution has been authorized by the Fund to receive purchase and redemption orders on its behalf, you should contact your financial institution directly. You may redeem part or all of your shares in the Fund on any business day that the Fund calculates its NAV. To redeem shares with the Fund, you must contact the Fund either by mail or by phone to place a redemption order. You should request your redemption prior to market close to obtain that day’s closing NAV. Redemption requests received after the close of the NYSE will be treated as though received on the next business day.

Shareholders who have an IRA or other retirement plan must indicate on their redemption request whether or not to withhold federal income tax. Redemption requests failing to indicate an election not to have tax withheld will generally be subject to 10% withholding.

Payment of Redemption Proceeds. You may redeem your Fund shares at a price equal to the NAV next determined after the Fund’s transfer agent or authorized financial institution receives your redemption request in good order. Your redemption request cannot be processed on days the NYSE is closed. All requests received in good order by the Fund before the close of the regular trading session of the NYSE (generally 4:00 p.m., Eastern time) will usually be sent on the next business day. Redemption proceeds, less any applicable redemption or other fees, may be sent to the address of record, wired to your pre-determined bank account or sent via electronic funds transfer through the ACH network using the bank instructions previously established on your account. In all cases, proceeds will be processed within seven calendar days after the Fund receives your redemption request.

Before selling recently purchased shares, please note that if the Transfer Agent has not yet collected payment for the shares you are selling, it may delay sending the proceeds until the payment is collected, which may take up to 15 days from the purchase date. Furthermore, there are certain times when you may be unable to sell Fund shares or receive proceeds. Specifically, the Fund may suspend the right to redeem shares or postpone the date of payment upon redemption for more than three business days (1) for any period during which the NYSE is closed (other than customary weekend or holiday closings) or trading on the NYSE is restricted; (2) for any period during which an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund to fairly determine the value of its net assets; or (3) for such other periods as the SEC may permit for the protection of shareholders.

The Transfer Agent may require a signature guarantee for certain redemption requests such as redemption requests made payable to a name that is different than on the account statement or an address not on record with the Fund. A signature guarantee assures that your signature is genuine and protects you from unauthorized account redemptions. Signature guarantees can be obtained from banks and securities dealers, but not from a notary public. A signature guarantee of each owner is required in the following situations:

•	If ownership is changed on your account;
•	When redemption proceeds are sent to a different address than that registered on the account;
•	If the proceeds are to be made payable to someone other than the account’s owner(s);
•	Any redemption transmitted by federal wire transfer to a bank other than the bank of record;
•	If a change of address request has been received by the Transfer Agent within the last 15 days;
•	For all redemptions of $50,000 or more from any shareholder account;
•	When adding the telephone redemption option to an existing account; and
•	When adding or changing any automated bank instructions on an account.

Redemption requests will be sent to the address of record unless otherwise requested, in which case a signature guarantee as described above will be requested. The Fund will not be responsible for interest lost on redemption amounts due to lost or misdirected mail.

Redemption by Mail. You can execute most redemptions by furnishing an unconditional written request to the Fund or Transfer Agent to redeem your shares at the current NAV. Redemption requests in writing should be sent to the Transfer Agent at:

Regular Mail	Overnight or Express Mail
FIMCO Select Fund	FIMCO Select Fund
c/o U.S. Bancorp Fund Services, LLC	c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701	615 East Michigan Street, 3rd Floor
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

         Requests for redemption in "good order" must:

•	indicate the name of the Fund,
•	be signed exactly as the shares are registered, including the signature of each owner,
•	specify the number of shares or dollar amount to be redeemed, and
•	indicate your account registration number.

Telephone Redemption. If you are authorized to perform telephone transactions (either through your Account Application Form or by subsequent arrangement in writing with the Fund or Transfer Agent), you may redeem shares in any amount up to $50,000 by instructing the Fund by phone at 866-653-4626. Redemption requests for amounts exceeding $50,000 must be made in writing and include a signature guarantee. A signature guarantee is also required of all shareholders in order to qualify for or to change telephone redemption privileges. Telephone redemptions cannot be made if you notify the Transfer Agent of a change of address within 15 days before the redemption request. If you have a retirement account, you may not redeem shares by telephone.

Note: Neither the Fund nor any of its service providers will be liable for any loss or expense in acting upon instructions that are reasonably believed to be genuine. To confirm that all telephone instructions are genuine, the Fund will use reasonable procedures, such as requesting:

•	that you correctly state your Fund account number;
•	the name in which your account is registered; or
•	the social security or tax identification number under which the account is registered.

Wire Redemption. Wire transfers may be arranged to redeem shares. However, the Transfer Agent charges a $15 fee per wire redemption against your account on dollar-specific trades, and from proceeds on complete redemptions and share specific trades. The minimum wire redemption amount is $2,500.

Systematic Withdrawal Program. The Fund offers a Systematic Withdrawal Program (SWP) whereby shareholders or their representatives may request that a check drawn in a predetermined amount be sent to them each month or calendar quarter. To participate in the SWP, your account must have Fund shares with a value of at least $10,000, and the minimum amount that may be withdrawn each month or quarter is $50. The SWP may be terminated or modified by a shareholder or the Fund at any time without charge or penalty. A withdrawal under the SWP involves a redemption of Fund shares, and may result in a gain or loss for federal income tax purposes. In addition, if the amount withdrawn exceeds the dividends credited to your account, the account ultimately may be depleted. Redemption proceeds may be sent to the address of record or funds may be sent via electronic funds transfer through the Automated Clearing House (ACH) network, to the bank account of record. There is no charge for this service. To establish the SWP, complete the SWP section of the Fund’s Account Application. Please call 866-653-4626 for additional information regarding the Fund’s SWP.

The Fund’s Right to Redeem an Account. The Fund reserves the right to redeem the shares of any shareholder whose account balance is less than $1,000, other than as a result of a decline in the NAV of the Fund or for market reasons. The Fund would provide a shareholder with written notice 30 days prior to redeeming the shareholder’s account.

Redemption-in-Kind. The Fund generally pays sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund’s remaining shareholders), the Fund may pay all or part of a shareholder’s redemption proceeds in liquid securities with a market value equal to the redemption price.

Specifically, if the amount you are redeeming is in excess of the lesser of $250,000 or 1% of the Fund’s NAV, the Fund has the right to redeem your shares by giving you the amount that exceeds $250,000 or 1% of the Fund’s NAV in securities instead of cash. If the Fund pays your redemption proceeds by a distribution of securities, you could incur brokerage or other charges in converting the securities to cash, and you will bear any market risks associated with such securities until they are converted into cash.

Short-Term Trading and Redemption Fees
The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. For these reasons, the Fund will assess a 2.00% fee on the redemption or exchange of Fund shares held for less than 3 months. The Fund will use the first-in, first-out (FIFO) method to determine the 3 month holding period. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 3 months, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each shareholder investment that does not remain in the Fund for a 3 month period from the date of purchase. The fee is deducted from your proceeds and is retained by the Fund for the benefit of the long-term shareholders.

As of the date of this Prospectus, the following shares of the Fund will not be subject to redemption fees:

•	shares purchased through reinvested distributions (dividends and capital gains);

•	shares redeemed under the Fund’s Systematic Withdrawal Plan or SWP;

•
shares purchased through certain omnibus accounts or retirement plans, including, but not limited to 401(k) and other employer-sponsored retirement plans (excluding IRA and other individual plans) that are currently unable to impose a redemption fee, if approved by the Board of Trustees;

•	shares redeemed by retirement plan participants due to:

•   death distributions

•   employment termination withdrawals

•   Qualified Domestic Relations Order (QDROs)

•   retirement plan termination or restructuring

•	shares redeemed upon death of a shareholder;

•	shares redeemed by the Fund;

•	shares purchased by rollover and changes of account registration within the Fund;

•	shares redeemed to return an excess contribution in an IRA account.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries. The Fund reserves the right to change the terms and amount of this fee or to eliminate it altogether upon at least 60 days’ notice to shareholders unless otherwise provided by law.

The redemption fee policy may be modified or amended in the future to reflect, among other factors, regulatory requirements mandated by the Securities and Exchange Commission.

Tools to Combat Frequent Transactions
The Fund is intended for long-term investors and does not accommodate frequent transactions. The Fund’s Board of Trustees has adopted policies and procedures that are designed to discourage excessive, short-term trading and other abusive trading practices that may disrupt portfolio management strategies and harm performance. The Fund takes steps to reduce the frequency and effect of these activities in the Fund. These steps may include, among other things, monitoring trading activity, imposing redemption fees and using fair value pricing, as determined by the Fund’s Board of Trustees, when the Advisor determines that current market prices are not readily available. Although these efforts are designed to discourage abusive trading practices, these tools cannot eliminate the possibility that such activity will occur. The Advisor exercises its judgment in implementing these tools in a manner that it believes is consistent with shareholder interests. Except as noted in the Prospectus, the Fund applies all tools and other steps to combat frequent transactions uniformly in all applicable cases.

The Fund uses a variety of techniques to monitor for and detect abusive trading practices. These techniques may change from time to time as determined by the Fund in its sole discretion. To minimize harm to the Fund and its shareholders, the Fund reserves the right to reject any purchase order or exchange request (but not redemption request), in whole or in part, for any reason (including, without limitation, purchases by persons whose trading activity in Fund shares is believed by the Advisor to be harmful to the Fund) and without prior notice. The Fund may decide to restrict purchase and sale activity in its shares based on various factors, including whether frequent purchase and sale activity will disrupt portfolio management strategies and adversely affect Fund performance.

Due to the complexity and subjectivity involved in identifying abusive trading activity and the volume of shareholder transactions the Fund handles, there can be no assurance that the Fund’s efforts will identify all trades or trading practices that may be considered abusive. In addition, the Fund’s ability to monitor trades that are placed by individual shareholders within group or omnibus accounts maintained by financial intermediaries is severely limited because the Fund does not have access to the underlying shareholder account information. However, the Fund will work with financial intermediaries as necessary to discourage shareholders from engaging in abusive trading practices and to impose restrictions on excessive trades. There may be limitations on the ability of financial intermediaries to impose restrictions on the trading practices of their clients. As a result, the Fund’s ability to monitor and discourage abusive trading practices in omnibus accounts may be limited.

Other Fund Policies
If you elect telephone privileges on the account application or in a letter to the Fund, you may be responsible for any fraudulent telephone orders as long as the Fund has taken reasonable precautions to verify your identity. In addition, once you place a telephone transaction request, it cannot be canceled or modified.

During periods of significant economic or market change, telephone transactions may be difficult to complete. If you are unable to contact the Fund by telephone, you may also mail the request to the Fund at the address listed under “How to Purchase Shares.”

Your broker-dealer or other financial organization may establish policies that differ from those of the Fund. For example, the organization may charge transaction fees, set higher minimum investments or impose certain limitations on buying or selling shares in addition to those identified in this Prospectus. Contact your broker-dealer or other financial organization for details. Shares of the Fund have not been registered for sale outside of the United States.

Service Fees - Other Payments to Third Parties
The Fund may pay service fees to intermediaries such as banks, broker-dealers, financial advisors or other financial institutions, including affiliates of the Advisor, for sub-administration, sub-transfer agency and other shareholder services associated with shareholders whose shares are held of record in omnibus, other group accounts or accounts traded through registered securities clearing agents.

The Advisor, out of its own resources, and without additional cost to the Fund or its shareholders, may provide additional cash payments or non-cash compensation to intermediaries who sell shares of the Fund. Such payments and compensation are in addition to service fees paid by the Fund, if any. These additional cash payments are generally made to intermediaries that provide shareholder servicing, marketing support and/or access to sales meetings, sales representatives and management representatives of the intermediary. Cash compensation may also be paid to intermediaries for inclusion of the Fund on a sales list, including a preferred or select sales list, in other sales programs or as an expense reimbursement in cases where the intermediary provides shareholder services to the Fund’s shareholders. The Advisor may also pay cash compensation in the form of finder’s fees that vary depending on the Fund and the dollar amount of the shares sold.

Distributions and Taxes

Dividends and Distributions
Dividends from net investment income and distributions from net profits from the sale of securities are generally made annually. The Fund typically distributes any undistributed net investment income each December. Any net capital gains realized through the period ended October 31 of each year also are distributed by December 31 of each year. The Fund may make an additional payment of dividends or distributions if it deems it desirable at another time during the year.

All distributions will be reinvested in Fund shares unless you choose one of the following options: (1) receive dividends in cash, while reinvesting capital gain distributions in additional Fund shares; or (2) receive all distributions in cash. If you wish to change your distribution option, write to the Transfer Agent in advance of the payment date of the distribution. If you elect to receive distributions and/or capital gains paid in cash, and the U.S. Postal Service cannot deliver your check, or if a check remains uncashed for six months, the Fund reserves the right to reinvest the distribution check in your account at the Fund’s then current net asset value and to reinvest all subsequent distributions.

Tax Consequences
The Fund intends to make distributions of dividends and capital gains. Dividends are taxable to shareholders as ordinary income or qualified dividend income. The rate you pay on capital gain distributions will depend on how long the Fund held the securities that generated the gains, not on how long you owned your Fund shares. You will be taxed in the same manner whether you receive your dividends and capital gain distributions in cash or reinvest them in additional Fund shares.

By law, the Fund must withhold a percentage of your taxable distributions and redemption proceeds if you do not provide your correct social security or taxpayer identification number and certify that you are not subject to backup withholding or if the IRS instructs the Fund to do so.

If you sell your Fund shares, it is considered a taxable event for you. Depending on the purchase price and the sale price of the shares you sell, you may have a gain or a loss on the transaction. You are responsible for any tax liabilities generated by your transaction.

Financial Highlights
Because the Fund has recently commenced operations, there are no financial highlights available at this time.

PRIVACY NOTICE

The Fund collects non-public personal information about you from the following sources:

•	Information we receive about you on applications or other forms;
•	Information you give us verbally; and/or
•	Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder’s authorization, except as permitted by law or in response to inquiries from governmental authorities. We may share information with affiliated parties and unaffiliated third parties with whom we have contracts for servicing the Fund. We will provide unaffiliated third parties with only the information necessary to carry out their assigned responsibilities. All shareholder records will be disposed of in accordance with applicable law. We maintain physical, electronic and procedural safeguards to protect your non-public personal information and require third parties to treat your non-public personal information with the same high degree of confidentiality.

In the event that you hold shares of a Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank or trust company, the privacy policy of your financial intermediary would govern how your non-public personal information would be shared with unaffiliated third parties.

Investment Advisor
Frontier Investment Management Co.
8401 N. Central Expwy, Ste. 645, LB 31
Dallas, TX 75225

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

Legal Counsel
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Custodian
U.S. Bank, National Association
425 Walnut Street
Cincinnati, OH 45202

Transfer Agent, Fund Accountant and Fund Administrator
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

Distributor
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee, WI 53202

FIMCO Select Fund

FOR MORE INFORMATION

You can find more information about the Fund in the following documents:

Statement of Additional Information (SAI)
The SAI of the Fund provides additional details about the investments and techniques of the Fund and certain other additional information. A current SAI is on file with the SEC and is incorporated into this Prospectus by reference. This means that the SAI is legally considered a part of this Prospectus even though it is not physically within this Prospectus.

Annual and Semi-Annual Reports
The Fund’s annual and semi-annual reports provide the most recent financial reports and portfolio listings. Once available, the annual report will contain a discussion of the market conditions and investment strategies that affected the Fund’s performance during the Fund’s last fiscal year.

You can obtain a free copy of the SAI and Annual and Semi-Annual Reports, request other information or make general inquiries about the Fund by calling the Fund (toll-free) at 866-653-4626, by accessing the Fund’s website at www.fimcofunds.com or by writing to:

FIMCO Select Fund
c/o U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

You can review and copy information, including the Fund’s reports and SAI, at the Public Reference Room of the SEC in Washington, D.C. You can obtain information on the operation of the Public Reference Room by calling (202) 942-8090. Shareholder reports and other information about the Fund are also available:

•	Free of charge from the SEC’s EDGAR database on the SEC’s Internet website at http://www.sec.gov, or
•	For a fee, by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102, or
•	For a fee, by electronic request at the following e-mail address: publicinfo@sec.gov.

(The Trust’s SEC Investment Company Act file number is 811-05037)

STATEMENT OF ADDITIONAL INFORMATION
December 21, 2005

FIMCO SELECT FUND
a series of
PROFESSIONALLY MANAGED PORTFOLIOS
8401 N. Central Expwy, Ste. 645, LB 31
Dallas, TX 75225
(866)-697-7858

This Statement of Additional Information (“SAI”) is not a prospectus and it should be read in conjunction with the Prospectus dated December 21, 2005, as may be revised, of the FIMCO Select Fund (the “Fund”), advised by Frontier Management Investment Company (the “Advisor”), a series of Professionally Managed Portfolios (the “Trust”). A copy of the Fund’s Prospectus is available by calling the number listed above.

TABLE OF CONTENTS
THE TRUST	2
INVESTMENT OBJECTIVES AND POLICIES	2
INVESTMENT RESTRICTIONS	16
DISTRIBUTIONS AND TAX INFORMATION	18
TRUSTEES AND EXECUTIVE OFFICERS	21
THE FUND’S INVESTMENT ADVISOR	24
SERVICE PROVIDERS	26
THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR	27
EXECUTION OF PORTFOLIO TRANSACTIONS	27
PORTFOLIO TURNOVER	28
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	29
DETERMINATION OF SHARE PRICE	33
PERFORMANCE INFORMATION	34
PROXY VOTING POLICIES AND PROCEDURES	35
ANTI-MONEY LAUNDERING PROGRAM	35
PORTFOLIO HOLDINGS INFORMATION	36
GENERAL INFORMATION	37
FINANCIAL STATEMENTS	38
APPENDIX A	39
APPENDIX B	41

THE TRUST

The Trust is an open-end management investment company organized as a Massachusetts business trust. The Trust consists of various series that represent separate investment portfolios. This SAI relates only to the Fund.

The Trust is registered with the Securities and Exchange Commission (“SEC”) as a management investment company. Such a registration does not involve supervision of the management or policies of the Fund. The Prospectus of the Fund and this SAI omit certain information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.

INVESTMENT OBJECTIVES AND POLICIES

The Fund is a mutual fund with the investment objective to seek long-term growth of capital. The Fund is diversified (see fundamental investment restriction under “Investment Restrictions”). Under applicable federal laws, the diversification of a mutual fund’s holdings is measured at the time a fund purchases a security. If the Fund purchases a security and holds it for a period of time, the security may become a larger percentage of the Fund’s total assets due to movements in the financial markets. If the market affects several securities held by the Fund, the Fund may have a greater percentage of its assets invested in securities of fewer issuers. The Fund would then be subject to the risk that its performance may be hurt disproportionately by the poor performance of relatively few securities despite the Fund qualifying as a diversified fund under applicable federal laws.

The following information supplements the discussion of the Fund’s investment objectives and policies as set forth in its Prospectus. There can be no guarantee that the objective of the Fund will be attained.

Equity Securities.
The Fund may invest in equity securities consistent with the Fund’s investment objective and strategies. An equity security, or stock, represents a proportionate share of the ownership of a company; its value is based on the success of the company’s business, any income paid to stockholders, the value of its assets, and general market conditions. Common stocks and preferred stocks are examples of equity securities. Preferred stocks are equity securities that often pay dividends at a specific rate and have a preference over common stocks in dividend payments and liquidation of assets (please see “Preferred Stock” below). Some preferred stocks may be convertible into common stock. Convertible securities are securities (such as debt securities or preferred stock) that may be converted into or exchanged for a specified amount of common stock of the same or different issuer within a particular period of time at a specified price or formula (please see “Convertible Securities” below).

To the extent the Fund invests in the equity securities of small- and medium-sized companies, it will be exposed to the risks of small- and medium-sized companies. Such companies often have narrower markets for their goods and/or services and more limited managerial and financial resources than larger, more established companies. Furthermore, those companies often have limited product lines, services, markets or financial resources or are dependent on a small management group. In addition, because these stocks may not be well-known to the investing public, may not have significant institutional ownership and may be followed by relatively few security analysts, there may be less publicly available information concerning these securities compared to what is available for the securities of larger companies. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, can decrease the value and liquidity of securities held by the Fund. As a result, the performance can be more volatile and they face greater risk of business failure, which could increase the volatility of small- and medium-sized companies of the Fund’s portfolio.

Preferred Stock.
A preferred stock has a blend of the characteristics of a bond and common stock. It can offer the higher yield of a bond and has priority over common stock in equity ownership, but does not have the seniority of a bond and, unlike common stock, its participation in the issuer’s growth may be limited. Preferred stock has preference over common stock in the receipt of dividends and in any residual assets after payment to creditors should the issuer be dissolved. Although the dividend is set at a fixed annual rate, in some circumstances it can be changed or omitted by the issuer.

Convertible Securities.
The Fund may invest in convertible securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issuer within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Other Investment Companies.
The Fund may invest in shares of other investment companies, including exchange-traded funds (“ETFs”), money market mutual funds and other mutual funds. The Fund’s investments in money market mutual funds may be used for cash management purposes and to maintain liquidity in order to satisfy redemption requests or pay unanticipated expenses. The Fund limits its investments in securities issued by other investment companies in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”). Section 12(d)(1) of the 1940 Act precludes the Fund from acquiring: (i) more than 3% of the total outstanding shares of another investment company; (ii) shares of another investment company having an aggregate value in excess of 5% of the value of the total assets of the Fund; or (iii) shares of another registered investment company and all other investment companies having an aggregate value in excess of 10% of the value of the total assets of the Fund. However, Section 12(d)(1)(F) of the 1940 Act provides that the provisions of Section 12(d)(1) shall not apply to securities purchased or otherwise acquired by the Fund if: (i) immediately after such purchase or acquisition not more than 3% of the total outstanding shares of such investment company is owned by the Fund and all affiliated persons of the Fund; and (ii) the Fund has not offered or sold, and is not proposing to offer or sell its shares through a principal underwriter or otherwise at a public or offering price that includes a sales load of more than 1 1/2%.

If the Fund invests in investment companies, including ETFs, pursuant to Section 12(d)(1)(F), it must comply with the following voting restrictions: when the Fund exercises voting rights, by proxy or otherwise, with respect to shares of investment companies owned by the Fund, the Fund will either seek instruction from the Fund’s shareholders with regard to the voting of all proxies and vote in accordance with such instructions, or vote the shares held by the Fund in the same proportion as the vote of all other holders of such shares. In addition, an investment company whose shares are purchased by the Fund pursuant to Section 12(d)(1)(F) shall not be required to redeem its shares in an amount exceeding 1% of such investment company’s total outstanding shares in any period of less than thirty days. In addition to the advisory and operational fees the Fund bears directly in connection with its own operation, the Fund also bears its pro rata portion of the advisory and operational expenses of each other investment company in which it invests.

Your cost of investing in the Fund will generally be higher than the cost of investing directly in the underlying investment company shares. You will indirectly bear fees and expenses charged by the underlying investment companies in addition to the Fund’s direct fees and expenses. Furthermore, the use of this strategy could affect the timing, amount and character of distributions to you and therefore may increase the amount of taxes payable by you.

Tracking Risk:
Investment in the Fund should be made with the understanding that the ETFs in which the Fund invests will not be able to replicate exactly the performance of the indexes they track because the total return generated by the securities will be reduced by transaction costs incurred in adjusting the actual balance of the securities and other ETF expenses, whereas such transaction costs are not included in the calculation of the total returns of the indexes. Certain securities comprising the indexes tracked by the ETFs may, from time to time, temporarily be unavailable.

Liquidity Risk:
The ETFs in which the Fund invests are subject to liquidity risk. Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the sale of the security at an advantageous time or price. To the extent that the ETFs in which the Fund invests hold securities of companies with smaller market capitalization or securities with substantial market risk, they will have a greater exposure to liquidity risk.

Short Sales.
The Fund may seek to hedge investments or realize additional gains through short sales. In a short sale, the Fund sells a security it does not own, in anticipation of a decline in the market value of the security. To complete the transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. The Fund will incur a loss on a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends, interest or expenses the Fund may be required to pay in connection with the short sale.

Typically the Fund will segregate liquid assets, which are marked-to-market daily, equal to the difference between the market value of the securities sold short at the time they were sold short and any assets required to be deposited with the broker in connection with the short sale (not including the proceeds from the short sale).

Fixed Income Securities.
Fixed-income securities include traditional debt securities issued by corporations, such as bonds and debentures, and debt securities that are convertible into common stock and interests. Fixed income securities that will be eligible for purchase by the Fund include investment grade corporate debt securities, those rated BBB or better by Standard & Poor’s Ratings Group (“S&P”) and those rated Baa or better by Moody’s Investors Service, Inc. (“Moody’s”). Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics.

The Fund may invest up to 5% of its assets in high-yield securities rated lower than BBB by S&P or lower than Baa by Moody’s, which are also known as “junk bonds”. Lower-rated securities generally offer a higher current yield than that available for higher grade securities. However, lower-rated securities involve higher risks in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth has paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected; rather, there was the risk that such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt securities generally is thinner and less active than that for higher quality securities, which may limit the Fund’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market.

Lower-rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Fund may have to replace the security with a lower-yielding security, resulting in a decreased return for Fund shareholders. Also, as the principal value of bonds moves inversely with movements in interest rates, in the event of rising interest rates the value of the lower-rated fixed-income securities held by the Fund may decline proportionately more than if the Fund consisted of higher-rated fixed-income securities. If the Fund experiences unexpected net redemptions, it may be forced to sell its higher-rated bonds, resulting in a decline in the overall credit quality of the securities held by the Fund and increasing the exposure of the Fund to the risks of lower-rated securities.

Ratings of debt securities represent the rating agencies’ opinions regarding their quality, are not a guarantee of quality and may be reduced after the Fund has acquired the security. If a security’s rating is reduced while it is held by the Fund, the Advisor will consider whether the Fund should continue to hold the security but is not required to dispose of it. Credit ratings attempt to evaluate the safety of principal and interest payments and do not evaluate the risks of fluctuations in market value. Also, rating agencies may fail to make timely changes in credit ratings in response to subsequent events, so that an issuer’s current financial condition may be better or worse than the rating indicates. The ratings for debt securities are described in Appendix A.

Fixed-income securities with longer maturities generally entail greater risk than those with shorter maturities.

Asset-Backed Securities
The Fund may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Mortgage-Backed Securities
A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”), Federal Home Loan Banks (“FHLB”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Some of these obligations are supported by the full faith and credit of the U.S. Treasury; others are supported by the right of the issuer to borrow from the U.S. Treasury; others are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. Government. The average life of a mortgage-backed security is likely to be substantially less than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. The Fund will only invest in SMBS whose mortgage assets are U.S. Government obligations and are backed by the full faith and credit of the U.S. Government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities. The market value of any class which consists primarily or entirely of principal payments is generally unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors, generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and the Fund invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that the Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. Government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. Government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Foreign Securities.
The Fund may invest up to 5% of its assets in U.S. dollar denominated foreign securities. There may be less publicly available information about the issuers of such securities than is available about issuers in the U.S., and foreign auditing requirements may not be comparable to those in the U.S. In addition, the value of the foreign securities may be adversely affected by movements in the exchange rates between foreign currencies and U.S. dollars, as well as by other political and economic developments, including the possibility of expropriation, confiscatory taxation, exchange controls or other foreign governmental restrictions.

American Depositary Receipts, European Depositary Receipts and Global Depositary Receipts. The Fund may invest in securities of foreign issuers in the form of American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”) and Global Depositary Receipts (“GDRs”). These securities may not necessarily be denominated in the same currency as the securities for which they may be exchanged. These are certificates evidencing ownership of shares of a foreign-based issuer held in trust by a bank or similar financial institution. Designed for use in U.S. securities markets, ADRs are alternatives to the purchase of the underlying securities in their national market and currencies, while EDRs and GDRs are European and Global receipts evidencing similar arrangements. ADRs, EDRs and GDRs may be purchased through “sponsored” or “unsponsored” facilities. A sponsored facility is established jointly by the issuer of the underlying security and a depositary, whereas a depositary may establish an unsponsored facility without participation by the issuer of the underlying security. Holders of unsponsored depositary receipts generally bear all the costs of such receipts, and the depositary of an unsponsored depositary receipt frequently is under no obligation to distribute shareholder communications received from the issuer of the underlying security or to pass through voting rights to the holders of such receipts of the underlying securities.

Short-Term Investments.
The Fund may invest in any of the following securities and instruments:

Certificates of Deposit, Bankers’ Acceptances and Time Deposits.
The Fund may acquire certificates of deposit, bankers’ acceptances and time deposits. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers’ acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning in effect that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit and bankers’ acceptances acquired by the Fund will be dollar-denominated obligations of domestic banks, savings and loan associations or financial institutions that, at the time of purchase, have capital, surplus and undivided profits in excess of $100 million (including assets of both domestic and foreign branches) based on latest published reports, or less than $100 million if the principal amount of such bank obligations are fully insured by the U.S. Government.

In addition to purchasing certificates of deposit and bankers’ acceptances, to the extent permitted under its investment objectives and policies stated above and in the Prospectus, the Fund may make interest-bearing time or other interest-bearing deposits in commercial or savings banks. Time deposits are non-negotiable deposits maintained at a banking institution for a specified period of time at a specified interest rate.

Commercial Paper and Short-Term Notes.
The Fund may invest a portion of its assets in commercial paper and short-term notes. Commercial paper consists of unsecured promissory notes issued by companies. Issues of commercial paper and short-term notes will normally have maturities of less than nine months and fixed rates of return, although such instruments may have maturities of up to one year.

Commercial paper and short-term notes will consist of issues rated at the time of purchase “A-2” or higher by Standard & Poor’s Ratings Group or “Prime-1” or “Prime-2” by Moody’s Investors Service, Inc., similarly rated by another nationally recognized statistical rating organization or, if unrated, will be determined by the Advisor to be of comparable quality. These rating symbols are described in Appendix A.

Options, Futures and Other Strategies.

General. The Fund may use certain options (both traded on an exchange and over-the-counter (“OTC”)), futures contracts (sometimes referred to as “futures”) and options on futures contracts (collectively, “Financial Instruments”) as a substitute for a comparable market position in the underlying security, to attempt to hedge or limit the exposure of the Fund’s position, to create a synthetic money market position, for certain tax-related purposes or to effect closing transactions.

The use of Financial Instruments is subject to applicable regulations of the SEC, the several exchanges upon which they are traded and the Commodity Futures Trading Commission (the “CFTC”). In addition, the Fund’s ability to use Financial Instruments will be limited by tax considerations. Pursuant to a claim for exemption filed with the National Futures Association on behalf of the Fund, the Fund is not deemed to be a commodity pool operator or a commodity pool under the Commodity Exchange Act and is not subject to registration or regulation as such under the Commodity Exchange Act. In addition to the instruments, strategies and risks described below and in the Prospectus, the Fund’s Advisor may discover additional opportunities in connection with Financial Instruments and other similar or related techniques. These new opportunities may become available as the Advisor develops new techniques, as regulatory authorities broaden the range of permitted transactions and as new Financial Instruments or other techniques are developed. The Advisor may utilize these opportunities to the extent that they are consistent with the Fund’s investment objective and permitted by the Fund’s investment limitations and applicable regulatory authorities. The Prospectus or this SAI will be supplemented to the extent that new products or techniques involve materially different risks than those described below or in the Prospectus.

Special Risks. The use of Financial Instruments involves special considerations and risks, certain of which are described below. Risks pertaining to particular Financial Instruments are described in the sections that follow.

(1)  Successful use of most Financial Instruments depends upon the Advisor’s ability to predict movements of the overall securities markets, which requires different skills than predicting changes in the prices of individual securities. The ordinary spreads between prices in the cash and futures markets, due to the differences in the natures of those markets, are subject to distortion. Due to the possibility of distortion, a correct forecast of stock market trends by the Advisor may still not result in a successful transaction. The Advisor may be incorrect in its expectations regarding the extent of market movements or the time span within which the movements take place, which, thus, may result in the strategy being unsuccessful.

(2)  Options and futures prices can diverge from the prices of their underlying instruments. Options and futures prices are affected by such factors as current and anticipated short-term interest rates, changes in volatility of the underlying instruments and the time remaining until expiration of the options or futures contract, which may not affect security prices the same way. Imperfect or no correlation also may result from differing levels of demand in the options and futures markets and the securities markets, from structural differences in how options and futures and securities are traded, and from imposition of daily price fluctuation limits or trading halts.

(3)  As described below, the Fund might be required to maintain assets as “cover,” maintain segregated accounts or make margin payments when it takes positions in Financial Instruments involving obligations to third parties (i.e., Financial Instruments other than purchased options). If the Fund were unable to close out its positions in such Financial Instruments, it might be required to continue to maintain such assets or accounts or make such payments until the position expired or matured. These requirements might impair the Fund’s ability to sell a portfolio security or make an investment when it would otherwise be favorable to do so or require that the Fund sell a portfolio security at a disadvantageous time. The Fund’s ability to close out a position in a Financial Instrument prior to expiration or maturity depends on the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the other party to the transaction (the “counter-party”) to enter into a transaction closing out the position. Therefore, there is no assurance that any position can be closed out at a time and price that is favorable to the Fund.

(4)   Losses may arise due to unanticipated market price movements, lack of a liquid secondary market for any particular Financial Instrument at a particular time or due to losses from premiums paid by the Fund on options transactions.

Cover. Transactions involving Financial Instruments, other than purchased options, expose the Fund to an obligation to another party. The Fund will not enter into any such transactions unless it owns either (1) an offsetting (“covered”) position in securities or other options or futures contracts or (2) cash and liquid assets with a value, marked-to-market daily, sufficient to cover its potential obligations to the extent not covered as provided in (1) above. The Fund will comply with SEC guidelines regarding cover for these Financial Instruments and will, if the guidelines so require, set aside cash or liquid assets in an account with its custodian, U.S. Bank, N.A. (the “Custodian”), in the prescribed amount as determined daily.

Assets used as cover or held in an account cannot be sold while the position in the corresponding Financial Instrument is open, unless they are replaced with other appropriate assets. As a result, the commitment of a large portion of the Fund’s assets to cover accounts could impede portfolio management or the Fund’s ability to meet redemption requests or other current obligations.

Options. The value of an option position will reflect, among other things, the current market value of the underlying investment, the time remaining until expiration, the relationship of the exercise price to the market price of the underlying investment and general market conditions. Options that expire unexercised have no value. Options currently are traded on the Chicago Board Options Exchange (“CBOE”), the American Stock and Options Exchange (“AMEX”) and other exchanges, as well as the OTC markets.

By buying a call option on a security, the Fund has the right, in return for the premium paid, to buy the security underlying the option at the exercise price. By selling (“writing”) a call option and receiving a premium, the Fund becomes obligated during the term of the option to deliver securities underlying the option at the exercise price if the option is exercised. By buying a put option, the Fund has the right, in return for the premium, to sell the security underlying the option at the exercise price. By writing a put option, the Fund becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price.

Because options premiums paid or received by the Fund are small in relation to the market value of the investments underlying the options, buying and writing put and call options can be more speculative than investing directly in the underlying investments.

The Fund may effectively terminate its right or obligation under an option by entering into a closing transaction. For example, the Fund may terminate its obligation under a call or put option that it has written by purchasing an identical call or put option; this is known as a closing purchase transaction. Conversely, the Fund may terminate a position in a put or call option it has purchased by writing an identical put or call option; this is known as a closing sale transaction. Closing transactions permit the Fund to realize profits or limit losses on an option position prior to its exercise or expiration.

Risks of Options on Securities. Exchange-traded options in the United States are issued by a clearing organization affiliated with the exchange on which the option is listed, which, in effect, guarantees completion of every exchange-traded option transaction. In contrast, OTC options are contracts between the Fund and the counter-party (usually a securities dealer or a bank) with no clearing organization guarantee. Thus, when the Fund purchases an OTC option, it relies on the counter-party from whom it purchased the option to make or take delivery of the underlying investment upon exercise of the option. Failure by the counter-party to do so would result in the loss of any premium paid by the Fund as well as the loss of any expected benefit of the transaction.

The Fund’s ability to establish and close out positions in exchange-traded options depends on the existence of a liquid market. However, there can be no assurance that such a market will exist at any particular time. Closing transactions can be made for OTC options only by negotiating directly with the counter-party or by a transaction in the secondary market if any such market exists. There can be no assurance that the Fund will in fact be able to close out an OTC option position at a favorable price prior to expiration. In the event of insolvency of the counter-party, the Fund might be unable to close out an OTC option position at any time prior to its expiration.

If the Fund were unable to effect a closing transaction for an option it has purchased, it would have to exercise the option to realize any profit. The inability to enter into a closing purchase transaction for a covered call option written by the Fund could cause material losses because the Fund would be unable to sell the investment used as cover for the written option until the option expires or is exercised.

Options on Indices. An index fluctuates with changes in the market values of the securities included in the index. Options on indices give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing price of the index upon which the option is based being greater than (in the case of a call) or less than (in the case a put) the exercise price of the option. Some stock index options are based on a broad market index such as the S&P 500 Index, the NYSE Composite Index or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index.

Each of the exchanges has established limitations governing the maximum number of call or put options on the same index that may be bought or written by a single investor, whether acting alone or in concert with others (regardless of whether such options are bought or written on the same or different exchanges, through one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the Advisor are combined for purposes of these limits. Pursuant to these limitations, an exchange may order the liquidation of positions and may impose other sanctions or restrictions. These positions limits may restrict the number of listed options that the Fund may buy or write.

Puts and calls on indices are similar to puts and calls on securities or futures contracts, except that all settlements are in cash and gain or loss depends on changes in the index in question rather than on price movements in individual securities or futures contracts. When the Fund writes a call on an index, it receives a premium and agrees that, prior to the expiration date, the purchaser of the call, upon exercise of the call, will receive an amount of cash from the Fund if the closing price of the index upon which the call is based is greater than the exercise price of the call. The amount of cash is equal to the difference between the closing price of the index and the exercise price of the call multiplied by a specified multiple (“multiplier”), which determines the total value for each point of such difference. When the Fund buys a call on an index, it pays a premium and has the same rights to such call as indicated above. When the Fund buys a put on an index, it pays a premium and has the right, prior to the expiration date, to require the writer of the put, upon the Fund’s exercise of the put, to deliver an amount of cash to the Fund if the closing price of the index upon which the put is based is less than the exercise price of the put, which amount of cash is determined by the multiplier, as described above for calls. When the Fund writes a put on an index, it receives a premium and the purchaser of the put has the right, prior to the expiration date, to require the Fund to deliver to it an amount of cash equal to the difference between the closing price of the index and the exercise price of the put multiplied by the multiplier, if the closing price is less than the exercise price.

Risks of Options on Indices. If the Fund has purchased an index option and exercises it before the closing price of the index for that day is available, it runs the risk that the price of the underlying index may subsequently change. If such a change causes the exercised option to fall out-of-the-money, the Fund will be required to pay the difference between the closing price of the index and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer.

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying investment, expiration date, contract size and strike price, the terms of OTC options (i.e., options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the Fund great flexibility to tailor the option to its needs, OTC options generally involve greater risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges on which they are traded.

Futures Contracts and Options on Futures Contracts. A futures contract obligates the seller to deliver (and the purchaser to take delivery of) the specified security on the expiration date of the contract. An index futures contract obligates the seller to deliver (and the purchaser to take) an amount of cash equal to a specific dollar amount multiplied by the difference between the price of a specific index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying securities in the index is made.

When the Fund writes an option on a futures contract, it becomes obligated, in return for the premium paid, to assume a position in the futures contract at a specified exercise price at any time during the term of the option. If the Fund writes a call, it assumes a short futures position. If it writes a put, it assumes a long futures position. When the Fund purchases an option on a futures contract, it acquires the right in return for the premium it pays to assume a position in the futures contract (a long position if the option is a call and a short position if the option is a put).

Whether the Fund realizes a gain or loss from futures activities depends upon movements in the underlying security or index. The extent of the Fund’s loss from an unhedged short position in futures contracts or from writing unhedged call options on futures contracts is potentially unlimited. The Fund only purchases and sells futures contracts and options on futures contracts that are traded on a U.S. exchange or board of trade.

No price is paid upon entering into a futures contract. Instead, at the inception of a futures contract, the Fund is required to deposit “initial margin” in an amount generally equal to 10% or less of the contract value. Margin also must be deposited when writing a call or put option on a futures contract, in accordance with applicable exchange rules. Unlike margin in securities transactions, initial margin does not represent a borrowing, but rather is in the nature of a performance bond or good-faith deposit that is returned to the Fund at the termination of the transaction if all contractual obligations have been satisfied. Under certain circumstances, such as periods of high volatility, the Fund may be required by an exchange to increase the level of its initial margin payment, and initial margin requirements might be increased generally in the future by regulatory action.

Subsequent “variation margin” payments are made to and from the futures commission merchant as the daily value of the futures position varies, a process known as “marking-to-market.” Variation margin does not involve borrowing, but rather represents a daily settlement of the Fund’s obligations to or from a futures commission merchant. When the Fund purchases an option on a futures contract, the premium paid plus transaction costs is all that is at risk. In contrast, when the Fund purchases or sells a futures contract or writes a call or put option thereon, it is subject to daily variation margin calls that could be substantial in the event of adverse price movements. If the Fund has insufficient cash to meet daily variation margin requirements, it might need to sell securities at a time when such sales are disadvantageous.

Purchasers and sellers of futures contracts and options on futures can enter into offsetting closing transactions, similar to closing transactions in options, by selling or purchasing, respectively, an instrument identical to the instrument purchased or sold. Positions in futures and options on futures contracts may be closed only on an exchange or board of trade that provides a secondary market. However, there can be no assurance that a liquid secondary market will exist for a particular contract at a particular time. In such event, it may not be possible to close a futures contract or options position.

Under certain circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract or an option on a futures contract can vary from the previous day’s settlement price; once that limit is reached, no trades may be made that day at a price beyond the limit. Daily price limits do not limit potential losses because prices could move to the daily limit for several consecutive days with little or no trading, thereby preventing liquidation of unfavorable positions.

If the Fund were unable to liquidate a futures contract or an option on a futures position due to the absence of a liquid secondary market or the imposition of price limits, it could incur substantial losses. The Fund would continue to be subject to market risk with respect to the position. In addition, except in the case of purchased options, the Fund would continue to be required to make daily variation margin payments and might be required to maintain cash or liquid assets in an account.

Risks of Futures Contracts and Options Thereon. The ordinary spreads between prices in the cash and futures markets (including the options on futures markets), due to differences in the natures of those markets, are subject to the following factors, which may create distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions, which could distort the normal relationships between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions.

Combined Positions. The Fund may purchase and write options in combination with each other. For example, the Fund may purchase a put option and write a call option on the same underlying investment, in order to construct a combined position whose risk and return characteristics are similar to selling a futures contract. Another possible combined position would involve writing a call option at one strike price and buying a call option at a lower price, in order to reduce the risk of the written call option in the event of a substantial price increase. Because combined options positions involve multiple trades, they result in higher transaction costs and may be more difficult to open and close out.

Illiquid Securities.
The Fund may not invest more than 15% of the value of its net assets in securities that at the time of purchase have legal or contractual restrictions on resale or are otherwise illiquid. The Advisor will monitor the amount of illiquid securities in the Fund’s portfolio, under the supervision of the Trust's Board of Trustees, to ensure compliance with the Fund’s investment restrictions.

Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933 (the “Securities Act”), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placement or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to sell restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemption requests within seven days. The Fund might also have to register such restricted securities in order to sell them, resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act, including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer’s ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not reflect the actual liquidity of such investments. If such securities are subject to purchase by institutional buyers in accordance with Rule 144A promulgated by the SEC under the Securities Act, the Trust’s Board of Trustees may determine that such securities are not illiquid securities despite their legal or contractual restrictions on resale. In all other cases, however, securities subject to restrictions on resale will be deemed illiquid.

Government Obligations.
The Fund may make short-term investments in U.S. Government obligations. Such obligations include Treasury bills, certificates of indebtedness, notes and bonds, and issuers of such entities as the Government National Mortgage Association (“GNMA”). Some of these obligations, such as those of the GNMA, are supported by the full faith and credit of the U.S. Treasury.

Agency Obligations.
The Fund may make short-term investments in agency obligations, such as the Export-Import Bank of the United States, Tennessee Valley Authority, Resolution Funding Corporation, Farmers Home Administration, Federal Home Loan Banks, Federal Intermediate Credit Banks, Federal Farm Credit Banks, Federal Land Banks, Federal Housing Administration, Federal National Mortgage Association (“FNMA”), Federal Home Loan Mortgage Corporation, and the Student Loan Marketing Association. Some, such as those of the Export-Import Bank of United States, are supported only by the right of the issuer to borrow from the Treasury; others, such as those of the FNMA, are supported by only the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities because it is not obligated to do so by law.

INVESTMENT RESTRICTIONS

The Trust (on behalf of the Fund) has adopted the following restrictions as fundamental policies, which may not be changed without the affirmative vote of the holders of a “majority” of the outstanding voting securities of the Fund. Under the 1940 Act, the “vote of the holders of a majority of the outstanding voting securities” means the vote of the holders of the lesser of (i) 67% of the shares of the Fund represented at a meeting at which the holders of more than 50% of the Fund’s outstanding shares are represented or (ii) more than 50% of the outstanding shares of the Fund.

The Fund is diversified. This means that as to 75% of the Fund’s total assets (1) no more than 5% may be invested in the securities of a single issuer, and (2) no more than 10% may be invested in the outstanding voting securities of a single issuer. In addition, as a matter of fundamental policy, the Fund may not:

1.
Issue senior securities, borrow money or pledge its assets, except that (i) the Fund may borrow from banks in amounts not exceeding 10% of its total assets (including the amount borrowed) and (ii) this restriction shall not prohibit the Fund from engaging in options transactions or short sales in accordance with its investment objectives and strategies;

2.	Act as underwriter (except to the extent the Fund may be deemed to be an underwriter in connection with the sale of securities in its investment portfolio);

3.	Invest 25% or more of its net assets, calculated at the time of purchase and taken at market value, in securities of issuers in any one industry (other than U.S. Government securities);

4.
Purchase or sell real estate, unless acquired as a result of ownership of securities (although the Fund may purchase and sell securities that are secured by real estate and securities of companies that invest or deal in real estate);

5.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments;

6.	Make loans of money (except purchases of debt securities consistent with the investment policies of the Fund); or

7.
Purchase the securities of any issuer, if as a result of such purchase more than 5% of the total assets of the Fund would be invested in the securities of that issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, provided that up to 25% of the value of the Fund’s assets may be invested without regard to this limitation.

The following is a list of non-fundamental investment restrictions applicable to the Fund. These restrictions can be changed by the Board of Trustees of the Trust (the “Board), but the change will only be effective after notice is given to shareholders of the Fund.

1.	The Fund may not, with respect to fundamental investment restriction 1 above, purchase portfolio securities while outstanding borrowings exceed 5% of its assets.

2.	Mortgage, pledge or hypothecate any of its assets except in connection with any such borrowings and only with respect to 33 1/3% of its assets.

3.
The Fund may not purchase illiquid securities, if upon such purchase more than 15% of the value of the Fund’s net assets would consist of each security. (See “Illiquid Securities” above for a complete discussion of illiquid securities.)

4.	The Fund will not make investments for the purpose of exercising control or management of any company.

5.	Purchase more than 3% of any other investment company’s voting securities or make any other investment in other investment companies except as permitted by the 1940 Act.

Except with respect to borrowing, if a percentage or rating restriction on investment or use of assets set forth herein or in the Prospectus is adhered to at the time a transaction is effected, later changes in the percentage or rating resulting from any cause other than actions by the Fund will not be considered a violation. If the value of the Fund’s holdings of illiquid securities at any time exceeds the percentage limitation applicable at the time of acquisition due to subsequent fluctuations in value or other reasons, the Board will consider what actions, if any, are appropriate to maintain adequate liquidity.

DISTRIBUTIONS AND TAX INFORMATION

Distributions.
Dividends of net investment income and distributions of net profits from the sale of securities are generally made annually, as described in the Prospectus. Also, the Fund typically distributes any undistributed net investment income on or about December 31 of each year. Any net capital gains realized through the period ended October 31 of each year will also be distributed by December 31 of each year.

Each distribution by the Fund is accompanied by a brief explanation of the form and character of the distribution. In January of each year, the Fund will issue to each shareholder a statement of the federal income tax status of all distributions.

Tax Information.
Each series of the Trust, including the Fund, is treated as a separate entity for federal income tax purposes. The Fund intends to qualify and elect to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”), provided it complies with all applicable requirements regarding the source of its income, diversification of its assets and timing of distributions. The Fund’s policy is to distribute to shareholders all of its investment company taxable income and any net realized long-term capital gains for each fiscal year in a manner that complies with such distribution requirements of the Code, so that the Fund will not be subject to any federal income or excise taxes. To further comply with such requirements, the Fund must also distribute (or be deemed to have distributed) by December 31 of each calendar year (i) at least 98% of its ordinary income for such year, (ii) at least 98% of the excess of its realized capital gains over realized capital losses for the 12-month period ending on October 31 during such year and (iii) any amounts from the prior calendar year that were not distributed and on which the Fund paid no federal income tax. If, in any taxable year, the Fund fails to qualify as a regulated investment company under Subchapter M of the Code, the Fund would be taxed in the same manner as an ordinary corporation and all distributions from the Fund to its shareholders would be taxed as ordinary income.

Net investment income consists of interest and dividend income, less expenses. Net realized capital gains for a fiscal period are computed by taking into account any capital loss carryforward of the Fund.

Distributions of net investment income and net short-term capital gains are generally taxable to shareholders as ordinary income. To the extent the Fund invests in stock of domestic and certain foreign corporations, it may receive “qualified dividends,” taxable at capital gains rates. The Fund will designate the amount of “qualified dividends” to its shareholders in a notice sent within 60 days of the close of its fiscal year. In the case of corporate shareholders, a portion of the distributions may qualify for the intercorporate dividends-received deduction to the extent the Fund designates the amount distributed as a qualifying dividend. The aggregate amount so designated cannot, however, exceed the aggregate amount of qualifying dividends received by the Fund for its taxable year. In view of the Fund’s investment policies, it is expected that dividends from domestic corporations may be part of the Fund’s gross income and that, accordingly, part of the distributions by the Fund may be eligible for the dividends-received deduction for corporate shareholders. However, the portion of the Fund’s gross income attributable to qualifying dividends is largely dependent on the Fund’s investment activities for a particular year and, therefore, cannot be predicted with any certainty. The deduction may be reduced or eliminated if Fund shares held by a corporate investor are treated as debt-financed or are held for less than 46 days.

Distributions of the excess of net long-term capital gains over net short-term capital losses are taxable to shareholders as long-term capital gains, regardless of the length of time shareholders have held their shares. Capital gains distributions are not eligible for the dividends-received deduction referred to in the previous paragraph. Distributions of any net investment income and net realized capital gains will be taxable as described above, whether received in shares or in cash. Shareholders electing to receive distributions in the form of additional shares will have a cost basis for federal income tax purposes in each share so received equal to the net asset value of a share on the reinvestment date. Distributions are generally taxable when received. However, distributions declared in October, November or December to shareholders of record on a date in any such month and paid the following January are taxable as if received on December 31. Distributions are includable in alternative minimum taxable income in computing a shareholder’s liability for the alternative minimum tax.

A redemption or exchange of Fund shares may result in recognition of a taxable gain or loss. In determining gain or loss from an exchange of Fund shares for shares of another mutual fund, the sales charge incurred in purchasing the shares that are surrendered will be excluded from their tax basis to the extent that a sales charge that would otherwise be imposed in the purchase of the shares received in the exchange is reduced. Any portion of a sales charge excluded from the basis of the shares surrendered will be added to the basis of the shares received. Any loss realized upon a redemption or exchange may be disallowed under certain wash sale rules to the extent shares of the same Fund are purchased (through reinvestment of distributions or otherwise) within 30 days before or after the redemption or exchange.

Under the Code, the Fund will be required to report to the Internal Revenue Service all distributions of taxable income and capital gains as well as gross proceeds from the redemption or exchange of Fund shares, except in the case of exempt shareholders, which includes most corporations. Pursuant to the backup withholding provisions of the Code, distributions of any taxable income and capital gains and proceeds from the redemption of Fund shares may be subject to withholding of federal income tax in the case of non-exempt shareholders who fail to furnish the Fund with their taxpayer identification numbers and with required certifications regarding their status under the Code. If the withholding provisions are applicable, any such distributions and proceeds, whether taken in cash or reinvested in additional shares, will be reduced by the amounts required to be withheld. Corporate and other exempt shareholders should provide the Fund with their taxpayer identification numbers or certify their exempt status in order to avoid possible erroneous application of backup withholding. The Fund reserves the right to refuse to open an account for any person failing to provide a certified taxpayer identification number.

The Fund may be subject to foreign withholding taxes on dividends and interest earned with respect to securities of foreign corporations it holds.

Any security or other position held or entered into by the Fund that substantially diminishes the Fund’s risk of loss from any other security or other position held or entered into by the Fund may constitute a “straddle” for federal income tax purposes. In general, straddles are subject to certain rules that may affect the amount, character and timing of the Fund’s gains and losses with respect to straddle positions by requiring, among other things, that the loss realized on disposition of one position of a straddle be deferred until gain is realized on disposition of the offsetting position; that the Fund’s holding period in certain straddle positions not begin until the straddle is terminated (possibly resulting in the gain being treated as short-term capital gain rather than long-term capital gain); and that losses recognized with respect to certain straddle positions, which would otherwise constitute short-term capital losses, be treated as long-term capital losses. Different elections are available to the Fund that may mitigate the effects of the straddle rules.

Certain forward contracts that are subject to Section 1256 of the Code (“Section 1256 Contracts”) and are held by the Fund at the end of its taxable year generally will be required to be “marked-to-market” for federal income tax purposes, that is, deemed to have been sold at market value. 60% of any net gain or loss recognized on such deemed sales and 60% of any net gain or loss realized from any actual sales of Section 1256 Contracts will be treated as long-term capital gain or loss, and the balance will be treated as short-term capital gain or loss.

Section 988 of the Code contains special tax rules applicable to certain foreign currency transactions that may affect the amount, timing and character of income, gain or loss recognized by the Fund. Under these rules, foreign exchange gain or loss realized with respect to foreign currency forward contracts is treated as ordinary income or loss. Some part of the Fund’s gain or loss on the sale or other disposition of shares of a foreign corporation may, because of changes in foreign currency exchange rates, be treated as ordinary income or loss under Section 988 of the Code rather than as capital gain or loss.

The Fund will not be subject to tax in the Commonwealth of Massachusetts as long as it qualifies as a regulated investment company for federal income tax purposes. Distributions and the transactions referred to in the preceding paragraphs may be subject to state and local income taxes, and the tax treatment thereof may differ from the federal income tax treatment. Moreover, the above discussion is not intended to be a complete discussion of all applicable federal tax consequences of an investment in the Fund. Shareholders are advised to consult with their own tax advisors concerning the application of federal, state and local taxes to an investment in the Fund.

The foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. citizens or residents and U.S. domestic corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income.

This discussion and the related discussion in the Prospectus have been prepared by Fund management, and counsel to the Fund has expressed no opinion in respect thereof.

TRUSTEES AND EXECUTIVE OFFICERS

The Trustees are responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Fund. The Trustees, in turn, elect the Officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series subject to the Trustees’ supervision. The Trustees approve all significant agreements between the Trust, on behalf of the Fund, and persons or companies furnishing services to the Fund, including the agreements with the Advisor, the Custodian and U.S. Bancorp Fund Services, LLC (the “Administrator”) and (the “Transfer Agent”).

The Trustees and Officers of the Trust, their dates of birth and positions with the Trust, terms of office with the Trust and length of time served, their principal occupations for the past five years and other directorships are set forth in the table below. Unless noted otherwise, each person has held the position listed for a minimum of five years.

Name, Address and Age	Name, Address and Age	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustees	Other Directorships Held
Independent Trustees of the Trust
Dorothy A. Berry* (born 1943) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Chairman and Trustee	Indefinite Term since May 1991.	President, Talon Industries, Inc. (administrative, management and business consulting); formerly Chief Operating Officer, Integrated Asset Management (investment advisor and manager) and formerly President, Value Line, Inc. (investment advisory and financial publishing firm).	1	None.
Wallace L. Cook* (born 1939) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Financial Consultant, formerly Senior Vice President, Rockefeller Trust Co.; Financial Counselor, Rockefeller & Co.	1	None.
Carl A. Froebel* (born 1938) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Owner, Golf Adventures, LLC, (Vacation Services). Formerly President and Founder, National Investor Data Services, Inc. (investment related computer software).	1	None.
Rowley W.P. Redington* (born 1944) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	President; Intertech Computer Services Corp. (computer services and consulting).	1	None.

Name, Address and Age	Name, Address and Age	Term of Office and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustees	Other Directorships Held

Steven J. Paggioli* (born 1950) 2020 E. Financial Way Suite 100 Glendora, CA 91741	Trustee	Indefinite Term since May 1991.	Consultant since July 2001; formerly, Executive Vice President, Investment Company Administration, LLC (“ICA”) (mutual fund administrator).	1	Trustee, Managers Funds; Trustee, Managers AMG Funds; Director, Guardian Mutual Funds.
Officers of the Trust
Robert M. Slotky (born 1947) 2020 E. Financial Way Suite 100 Glendora, CA 91741	President Chief Compliance Officer	Indefinite Term since August 2002. Indefinite Term since September 2004.	Vice President, U.S. Bancorp Fund Services, LLC since July 2001; formerly, Senior Vice President, ICA (May 1997-July 2001).	1	Not Applicable.
Eric W. Falkeis (born 1973) 615 East Michigan St. Milwaukee, WI 53202	Treasurer	Indefinite Term since August 2002.	Vice President, U.S. Bancorp Fund Services, LLC since 1997; Chief Financial Officer, Quasar Distributors, LLC since 2000.	1	Not Applicable.
Angela L. Pingel (born 1971) 615 East Michigan St. Milwaukee, WI 53202	Secretary	Indefinite Term since December 2005.	Counsel, U.S. Bancorp Fund Services LLC since 2004; formerly, Associate, Krukowski & Costello, S.C., (2002-2004); formerly, Vice President - Investment Operations, Heartland Advisors, Inc. (1994-2002).	1	Not Applicable.
                * Denotes those Trustees of the Trust who are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
** The Trust is comprised of numerous portfolios managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the Fund. The Fund does not hold itself out as related to any other series within the Trust for investment purposes, nor does it share the same investment advisor with any other series.

Compensation.
Set forth below is the rate of compensation received by the Trustees. Each Independent Trustee will receive an annual retainer of $10,000 and a fee of $5,500 for each regularly scheduled meeting. The Trustees will also receive a fee of $1,500 for any in-person special meeting attended. The Chairman of the Board will receive an additional annual retainer of $8,000. The Independent Trustees will also be reimbursed for expenses in connection with each Board meeting attended. These amounts are allocated among each of the various series comprising the Trust. The Trust has no pension or retirement plan. No other entity affiliated with the Trust pays any compensation to the Trustees. Because the Fund has recently commenced operations the following figures represent estimates for the fiscal period ending November 30, 2006.

Name of Person/Position	Aggregate Compensation From the Fund[1]	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund and Fund Complex[2] Paid to Trustees
Dorothy A. Berry, Trustee	$1,445	None	None	$1,445
Wallace L. Cook, Trustee	$1,156	None	None	$1,156
Carl A. Froebel, Trustee	$1,156	None	None	$1,156
Rowley W.P. Redington, Trustee	$1,156	None	None	$1,156
Steven J. Paggioli, Trustee	$1,156	None	None	$1,156
1 Trustees fees and expenses are allocated among the Fund and the other portfolios comprising the Trust 2 There are currently numerous portfolios comprising the Trust. The term “Fund Complex” applies only to the Fund. For the fiscal year ended November 30, 2006, total Trustees’ fees and expenses in the amount of $168,000 were allocated to the Trust.

Trust Committees.
The Trust has three standing committees: the Nominating Committee, the Audit Committee, which also serves as the Qualified Legal Compliance Committee, and the Valuation Committee.

The Nominating Committee, comprised of all the Independent Trustees, is responsible for seeking and reviewing candidates for consideration as nominees for Trustees and meets only as necessary. The Nominating Committee did not have a reason to meet during the prior calendar year. The Nominating Committee will consider nominees nominated by shareholders. Recommendations by shareholders for consideration by the Nominating Committee should be sent to the President of the Trust in writing together with the appropriate biographical information concerning each such proposed Nominee, and such recommendation must comply with the notice provisions set forth in the Trust By-Laws. In general, to comply with such procedures, such nominations, together with all required biographical information, must be delivered to and received by the President of the Trust at the principal executive offices of the Trust not later than 60 days prior to the shareholder meeting at which any such nominee would be voted on.

The Audit Committee is comprised of all of the Independent Trustees. The Audit Committee generally meets on a quarterly basis with respect to the various series of the Trust, and may meet more frequently. The function of the Audit Committee, with respect to each series of the Trust, is to review the scope and results of the audit of such series’ financial statements and any matters bearing on the audit or the financial statements, and to ensure the integrity of the series’ pricing and financial reporting. Because the Fund is new, the Audit Committee has not yet met with respect to the Fund.

The Trust’s Board has delegated day-to-day valuation issues to a Valuation Committee that is comprised of one or more Independent Trustees and the Trust’s Treasurer. The function of the Valuation Committee is to value securities held by any series of the Trust for which current and reliable market quotations are not readily available. Such securities are valued at their respective fair values as determined in good faith by the Valuation Committee, and the actions of the Valuation Committee are subsequently reviewed and ratified by the Board. The Valuation Committee meets as needed. Because the Fund is new, the Valuation Committee has not yet met with respect to the Fund.

Trustee Ownership of Fund Shares, Control Persons and Principal Shareholders.
A principal shareholder is any person who owns of record or beneficially owns 5% or more of the outstanding shares of the Fund. A control person is any person who owns beneficially or through controlled companies more than 25% of the voting securities of the Fund or acknowledges the existence of control. Because the Fund is new, as of the date of this SAI, there were no principal shareholders nor control persons of the Fund, and the Trustees and Officers of the Trust as a group did not own any of the outstanding shares of the Fund. Furthermore, neither the Trustees, nor members of their immediate family, own securities beneficially or of record in the Advisor, the Fund’s principal underwriter, or any of their affiliates. Accordingly, neither the Trustees, nor members of their immediate family, have an direct or indirect interest, the value of which exceeds $60,000, in the Advisor, the Fund’s principal underwriter or any of their affiliates.

THE FUND’S INVESTMENT ADVISOR

As stated in the Prospectus, investment advisory services are provided to the Fund by Frontier Investment Management Co., the Advisor, pursuant to an Investment Advisory Agreement (the “Advisory Agreement”).

After its initial two year term, the Advisory Agreement will continue in effect from year to year only if such continuance is specifically approved at least annually by the Board or by vote of a majority of the Fund’s outstanding voting securities and by a majority of the Independent Trustees, who are not parties to the Advisory Agreement or interested persons of any such party, in each case cast in person at a meeting called for the purpose of voting on the Advisory Agreement. The Advisory Agreement is terminable without penalty by the Trust on behalf of the Fund on not more than 60 days’, nor less than 30 days’, written notice to the Advisor when authorized either by a majority vote of the Fund’s shareholders or by a vote of a majority of the Trustees, or by the Advisor on not more than 60 days’, nor less than 30 days’, written notice to the Trust, and will automatically terminate in the event of its “assignment” (as defined in the 1940 Act). The Advisory Agreement provides that the Advisor shall not be liable under such agreement for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of portfolio transactions for the Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties thereunder.

In consideration of the services provided by the Advisor pursuant to the Advisory Agreement, the Advisor is entitled to receive from the Fund an investment advisory fee computed daily and paid monthly, based on a rate equal to 1.00% of the Fund’s average daily net assets as specified in the Fund’s Prospectus. However, the Advisor may voluntarily agree to reduce a portion of the fees payable to it on a month-to-month basis.

In approving the Advisory Agreement on behalf of the Fund at a meeting of the Board of Trustees in December 2005, the Board, including the Independent Trustees, considered, among other things: (a) the nature and quality of the services provided by the Advisor to the Fund; (b) the appropriateness of the fees paid by the Fund to the Advisor; (c) the level of Fund expenses; (d) the reasonableness of the potential profitability of the Advisory Agreement to the Advisor; and (e) the nature of the Fund’s investments. Specifically, the Trustees noted the fees and expenses for the Fund were within the ranges of fees and expenses borne by the funds within the peer group, and that the Advisor has agreed to contractually limit the Fund’s expenses to an amount well within the relevant peer group for total expenses.

The Fund is responsible for its own operating expenses. The Advisor has contractually agreed to reduce fees payable to it by the Fund and/or to pay Fund operating expenses to the extent necessary to limit the Fund’s aggregate annual operating expenses (excluding interest and tax expenses) to the limit set forth in the Expense Table in the Prospectus (the “expense cap”). Any such reductions made by the Advisor in its fees or payment of expenses that are the Fund’s obligation are subject to reimbursement by the Fund to the Advisor, if so requested by the Advisor, in subsequent fiscal years if the aggregate amount actually paid by the Fund toward the operating expenses for such fiscal year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed only for fee reductions and expense payments made in the previous three fiscal years. Any such reimbursement is also contingent upon the Board’s subsequent review and ratification of the reimbursed amounts. Such reimbursement may not be paid prior to the Fund’s payment of current ordinary operating expenses.

Portfolio Managers.
Mr. Gary T. Schoen, CFA, Mr. Richard Sowden, Jr., CFA and Mr. Devin P. Espindle, CFA (the “Portfolio Managers”) serve as the Portfolio Managers for the Fund, and are jointly and primarily responsible for the day-to-day management of the Fund. The following provides information regarding other accounts managed by the Portfolio Managers as of September 30, 2005 (all accounts are managed jointly by the Portfolio Managers):

Category of Account	Total Number of Accounts Managed	Total Assets in Accounts Managed	Number of Accounts for which Advisory Fee is Based on Performance	Assets in Accounts for which Advisory Fee is Based on Performance
Other Registered Investment Companies	0	$0	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	735	$453.7 million	1	$1.8 million

The Portfolio Managers’ compensation as the Fund’s Portfolio Managers consists of a fixed salary, which is set by the Advisor based on its survey of industry standards, and a bonus. The Portfolio Managers’ salaries and bonuses are not based on Fund performance. The Portfolio Managers participate in a retirement plan, which is not based on the value of assets in the Fund’s portfolio.

The Advisor serves as investment manager for other investment accounts with investment objectives and strategies substantially similar to the Fund, which may create certain conflicts of interest in connection with the allocation and timing of investment opportunities among the Portfolio Managers’ advised accounts. The Fund and any separate accounts managed similarly to the Fund are managed concurrently and all portfolio transactions are implemented according the Advisor’s trade allocation procedures. These procedures, among other things, ensure that all trades allocated to advisory clients (including the Fund) fulfill the Advisor’s fiduciary duty to each client and that securities are otherwise allocated on a basis that is fair and nondiscriminatory. Such procedures are generally applied in numerous instances, including, among other things, block and bunched trades, cross transactions and private placements. In determining a fair allocation, the Advisor takes into account a number of factors, including among other things, the Advisor’s fiduciary duty to each client, any potential conflicts of interest, the size of the transaction, the relative size of a client’s portfolio, cash available for investment suitability, as well as each client’s investment objectives.

As of the date of this SAI, none of the Portfolio Managers beneficially owned shares of the Fund.

SERVICE PROVIDERS

Administrator, Transfer Agent and Fund Accountant.
U.S. Bancorp Fund Services, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202, the Administrator and Transfer Agent, provides administrative services to the Fund pursuant to an Administration Agreement (the “Administration Agreement”). The Administration Agreement provides that the Administrator will prepare and coordinate reports and other materials supplied to the Trustees; prepare and/or supervise the preparation and filing of all securities filings, periodic financial reports, prospectus, statements of additional information, marketing materials, tax returns, shareholder reports and other regulatory reports or filings required of the Fund; prepare all required filings necessary to maintain the Fund’s ability to sell shares in all states where it currently does business, or intends to do business; coordinate the preparation, printing and mailing of all materials (e.g., annual reports) required to be sent to shareholders; coordinate the preparation and payment of Fund related expenses; monitor and oversee the activities of the Fund’s servicing agents (i.e., Transfer Agent, Custodian, fund accountants, etc.); review and adjust as necessary the Fund’s daily expense accruals; and perform such additional services as may be agreed upon by the Fund and the Administrator. Pursuant to the Administration Agreement, the Administrator will receive from the Fund for its services, a fee based on a rate equal to either: 0.12% on the Fund’s first $50 million in Fund assets, 0.10% on the next $150 million in Fund assets, and 0.05% on the balance. The Administrator also acts as fund accountant, Transfer Agent and dividend disbursing agent under separate agreements.

Custodian.
U.S. Bank, National Association, 425 Walnut Street, Cincinnati, Ohio 45202, is the Custodian for the securities and cash of the Fund. Under the Custodian Agreement, U.S. Bank, National Association holds the Fund’s portfolio securities in safekeeping and keeps all necessary records and documents relating to its duties.

Independent Registered Public Accounting Firm.
Tait, Weller & Baker, LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, is the independent registered public accounting firm for the Fund whose services include auditing the Fund’s financial statements and the performance of related tax services. Paul, Hastings, Janofsky & Walker LLP, 55 Second Street, 24th Floor, San Francisco, California 94105-3441, is counsel to the Fund and provides counsel on legal matters relating to the Fund.

THE FUND’S PRINCIPAL UNDERWRITER AND DISTRIBUTOR

Quasar Distributors, LLC, 615 East Michigan Street, Milwaukee, Wisconsin 53202 (the “Distributor”), serves as principal underwriter and distributor for the Fund. Pursuant to a distribution agreement between the Fund and the Distributor (the “Distribution Agreement”), the Distributor provides certain administration services and promotes and arranges for the sale of the Fund’s shares. The Distributor is registered as a broker-dealer under the Securities Exchange Act of 1934, as amended, (the “Exchange Act”), and is a member of the National Association of Securities Dealers, Inc. (“NASD”).

The Distribution Agreement continues in effect for periods of one year if approved at least annually by (i) the Board or the vote of a majority of the outstanding shares of the Fund and (ii) a majority of the Independent Trustees in each case cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement may be terminated without penalty by either party thereto upon sixty days’ written notice to the other party, and is automatically terminated in the event of its assignment, as defined in the 1940 Act.

EXECUTION OF PORTFOLIO TRANSACTIONS

Pursuant to the Advisory Agreement, the Advisor determines which securities are to be purchased and sold by the Fund and which broker-dealers are eligible to execute the Fund’s portfolio transactions. Purchases and sales of securities in the OTC market will generally be executed directly with a “market-maker” unless, in the opinion of the Advisor, a better price and execution can otherwise be obtained by using a broker for the transaction.

Purchases of portfolio securities for the Fund also may be made directly from issuers or from underwriters. Where possible, purchase and sale transactions will be effected through dealers (including banks) that specialize in the types of securities that the Fund will be holding, unless better executions are available elsewhere. Dealers and underwriters usually act as principal for their own accounts. Purchases from underwriters will include a concession paid by the issuer to the underwriter and purchases from dealers will include the spread between the bid and the asked price. If the execution and price offered by more than one dealer or underwriter are comparable, the order may be allocated to a dealer or underwriter that has provided research or other services as discussed below.

In placing portfolio transactions, the Advisor will use its reasonable efforts to choose broker-dealers capable of providing the services necessary to obtain the most favorable price and execution available. The full range and quality of services available will be considered in making these determinations, such as the size of the order, the difficulty of execution, the operational facilities of the firm involved, the firm’s risk in positioning a block of securities, and other factors. In those instances where it is reasonably determined that more than one broker-dealer can offer the services needed to obtain the most favorable price and execution available, consideration may be given to those broker-dealers that furnish or supply research and statistical information to the Advisor, to the extent the Advisor may lawfully and appropriately use such research and information in its investment advisory capacity, as well as provide other services in addition to execution services. The Advisor considers such information, which is in addition to and not in lieu of the services required to be performed by it under the Advisory Agreement, to be useful in varying degrees, but of indeterminable value. Portfolio transactions may be placed with broker-dealers that sell shares of the Fund subject to rules adopted by the NASD and the SEC.

While it is the Fund’s general policy to first seek to obtain the most favorable price and execution available in selecting a broker-dealer to execute portfolio transactions for the Fund, weight is also given to the ability of a broker-dealer to furnish brokerage and research services (as defined by Section 28(e) under the Exchange Act) to the Fund or to the Advisor, even if the specific services are not directly useful to the Fund and may be useful to the Advisor in advising other clients. In negotiating commissions with a broker or evaluating the spread to be paid to a dealer, the Fund may therefore pay a higher commission or spread than would be the case if no weight were given to the furnishing of these supplemental services, provided that the amount of such commission or spread has been determined in good faith by the Advisor to be reasonable in relation to the value of the brokerage and/or research services provided by such broker-dealer. The standard of reasonableness is to be measured in light of the Advisor’s overall responsibilities to the Fund. The Advisor will not receive hard dollar credits or, if the Advisor does, the amount of such credits will be immaterial.

Investment decisions for the Fund are made independently from those of other client accounts or mutual funds (“Other Accounts”) managed or advised by the Advisor. Nevertheless, it is possible that at times identical securities will be acceptable for both the Fund and one or more of such other accounts. In such event, the position of the Fund and such other accounts in the same issuer may vary and the length of time that each may choose to hold its investment in the same issuer may likewise vary. However, to the extent any of such other accounts seeks to acquire the same security as the Fund at the same time, the Fund may not be able to acquire as large a portion of such security as it desires, or it may have to pay a higher price or obtain a lower yield for such security. Similarly, the Fund may not be able to obtain as high a price for, or as large an execution of, an order to sell any particular security at the same time. If one or more of such other accounts simultaneously purchases or sells the same security that the Fund is purchasing or selling, each day’s transactions in such security will be allocated between the Fund and all such other accounts in a manner deemed equitable by the Advisor, taking into account the respective sizes of the accounts and the amount being purchased or sold. It is recognized that in some cases this system could have a detrimental effect on the price or value of the security insofar as the Fund is concerned. In other cases, however, it is believed that the ability of the Fund to participate in volume transactions may produce better executions for the Fund.

The Fund does not effect securities transactions through brokers in accordance with any formula, nor does it effect securities transactions through brokers for selling shares of the Fund. However, as stated above, broker-dealers who execute brokerage transactions may effect purchase of shares of the Fund for their customers.

PORTFOLIO TURNOVER

Although the Fund generally will not invest for short-term trading purposes, portfolio securities may be sold without regard to the length of time they have been held when, in the opinion of the Advisor, investment considerations warrant such action. Portfolio turnover rate is calculated by dividing (1) the lesser of purchases or sales of portfolio securities for a fiscal year by (2) the monthly average of the value of portfolio securities owned during such fiscal year. A 100% turnover rate would occur if all the securities in the Fund’s portfolio, with the exception of securities whose maturities at the time of acquisition were one year or less, were sold and either repurchased or replaced within one year. A high rate of portfolio turnover (100% or more) generally leads to higher transaction costs and may result in a greater number of taxable transactions. (See “Execution of Portfolio Transactions”.)

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

The information provided below supplements the information contained in the Fund’s Prospectus regarding the purchase and redemption of the Fund’s shares.

How to Buy Shares.
You may purchase shares from the Fund directly, through its Transfer Agent, and from an authorized financial institution. The public offering price of the Fund’s shares is the net asset value, which is received by the Fund. Shares purchased directly from the Fund are effected at the public offering price next determined after the Transfer Agent receives your order in proper form, as discussed in the Fund’s Prospectus. In order to receive that day’s public offering price, the Transfer Agent must receive your order in proper form before the close of regular trading on the New York Stock Exchange (“NYSE”). Orders are in proper form only after funds are converted to U.S. funds.

The Fund has authorized one or more financial institutions to receive on its behalf purchase and redemption orders. If you place an order for Fund shares through an authorized financial institution, the Fund will be deemed to have received a purchase or redemption order when the authorized financial institution receives the order. The financial institution must send to the Transfer Agent immediately available funds in the amount of the purchase price in accordance with the Transfer Agent’s instructions. If payment is not received within the time specified, the Transfer Agent may rescind the transaction and the financial institution will be held liable for any resulting fees or losses. For more information about your financial institution’s rules and procedures and whether your financial institution has been authorized by the Fund to receive purchase and redemption orders on its behalf, you should contact your financial institution directly.

The NYSE annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the NYSE may close on days not included in that announcement.

If you are considering redeeming or transferring shares to another person shortly after purchase, you should pay for those shares with a wire to avoid any delay in redemption or transfer. Otherwise, the Transfer Agent may delay payment until the purchase price of those shares has been collected or, if you redeem by telephone, until 15 calendar days after the purchase date. To eliminate the need for safekeeping, the Fund will not issue certificates for your shares.

The Trust reserves the right in its sole discretion (i) to suspend the continued offering of the Fund’s shares, (ii) to reject purchase orders in whole or in part when in the judgment of the Advisor or the Distributor such rejection is in the best interest of the Fund, and (iii) to reduce or waive the minimum for initial and subsequent investments and the redemption fee for certain fiduciary and retirement plan accounts, for employees of the Advisor or under circumstances where certain economies can be achieved in sales of the Fund’s shares.

Buying Shares by Payment in Kind.
In certain situations in the sole discretion of the Advisor, Fund shares may be purchased by tendering payment in kind in the form of shares of stock, bonds or other securities. Any securities used to buy Fund shares must be readily marketable; their acquisition consistent with the Fund’s objective and otherwise acceptable to the Advisor. For further information, call the Fund at (866)-697-7858.

How to Sell Shares.
You can sell your Fund shares any day the NYSE is open for regular trading, either directly to the Fund or an authorized financial institution, or through your investment representative. The Fund will forward redemption proceeds or redeem shares for which it has collected payment of the purchase price, less any applicable redemption fees. The value of shares on redemption or repurchase may be more or less than the investor’s cost, depending upon the market value of the Fund’s portfolio securities at the time of redemption or repurchase.

Selling Shares Directly to the Fund or an Authorized Financial Institution.
To sell shares directly to the Fund or an authorized financial institution, send a signed letter of instruction to the Transfer Agent or contact your authorized financial insititution. The price you will receive is the next net asset value calculated after the Transfer Agent or authorized financial institution receives your request in proper form, less any applicable redemption fees. In order to receive that day’s net asset value, the Transfer Agent or authorized financial insititution must receive your request before the close of regular trading on the NYSE. For more information about your financial institution’s rules and procedures and whether your financial institution has been authorized by the Fund to receive purchase and redemption orders on its behalf, you should contact your financial institution directly.

Selling Shares Through your Investment Representative.
Your investment representative must receive your request in proper form before the close of regular trading on the NYSE to receive that day’s net asset value. Your investment representative will be responsible for furnishing all necessary documentation to the Transfer Agent, and may charge you for its services.

Delivery of Redemption Proceeds.
Payments to shareholders for Fund shares redeemed directly from the Fund will be made as promptly as possible but no later than seven days after receipt by the Fund’s Transfer Agent of the written request in proper form, with the appropriate documentation as stated in the Fund’s Prospectus. However, the Fund may suspend the right of redemption or postpone the date of payment during any period when (a) trading on the NYSE is restricted, as determined by the SEC, or the NYSE is closed for other than weekends and holidays; (b) an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable; or (c) for such other period as the SEC may permit for the protection of the Fund’s shareholders. At various times, the Fund may be requested to redeem shares for which it has not yet received confirmation of good payment. In this circumstance, the Fund may delay the payment of the redemption proceeds until payment for the purchase of such shares has been collected and confirmed to the Fund.

If you sell shares having a net asset value greater than $50,000, a signature guarantee is required. If you want your redemption proceeds sent to an address other than your address as it appears on the Transfer Agent’s records, a signature guarantee is required. Signature guarantees may be obtained from a bank, broker-dealer, credit union (if authorized under state law), securities exchange or association, clearing agency or savings institution. A notary public cannot provide a signature guarantee. The Fund may require additional documentation for the sale of shares by a corporation, partnership, agent or fiduciary, or a surviving joint owner. Contact the Transfer Agent for details.

Telephone Redemptions.
Shareholders must have selected telephone transaction privileges in the Account Application. Please contact the Transfer Agent to obtain instructions on how to add this privilege after the account is established. Upon receipt of any instructions or inquiries by telephone from a shareholder or, if held in a joint account, from either party, or from any person claiming to be the shareholder, the Fund or the Transfer Agent is authorized, without notifying the shareholder or joint account parties, to carry out the instructions or to respond to the inquiries, consistent with the service options chosen by the shareholder or joint shareholders in the latest Account Application or other written request for services, including purchasing, or redeeming shares of the Fund and depositing and withdrawing monies from the bank account specified in the latest Account Application or as otherwise properly specified to the Fund in writing.

The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine; if it fails to employ reasonable procedures, the Fund and the Transfer Agent may be liable for any losses due to unauthorized or fraudulent instructions. If reasonable procedures are followed, an investor agrees, however, that to the extent permitted by applicable law, neither the Fund nor its agents will be liable for any loss, liability, cost or expense arising out of any redemption request, including any fraudulent or unauthorized request. For information, consult the Transfer Agent.

During periods of unusual market changes and shareholder activity, you may experience delays in contacting the Transfer Agent by telephone. In this event, you may wish to submit a written redemption request, as described in the Prospectus, or contact your investment representative. The telephone redemption privilege may be modified or terminated without notice.

Redemption Fee.
The Fund is intended for long-term investors. Short-term “market-timers” who engage in frequent purchases and redemptions can disrupt the Fund’s investment program and create additional transaction costs that are borne by all of the Fund’s shareholders. For these reasons, the Fund will assess a 2.00% fee on the redemption of Fund shares held for less than 3 months. The Fund will use the first-in, first-out (FIFO) method to determine the 3 month holding period; this means that if you purchased shares on different days, the shares you held longest will be redeemed first for purposes of determining whether the redemption fee applies.. Under this method, the date of the redemption will be compared to the earliest purchase date of shares held in the account. If this holding period is less than 3 months, the redemption fee will be assessed. The redemption fee will be applied on redemptions of each investment made by a shareholder that does not remain in the Fund for a 3 month period from the date of purchase. The fee is deducted from redemption proceeds and is retained by the Fund for the benefit of the long-term shareholders and to help offset transaction costs and administrative expenses. This fee does not apply to Fund shares acquired through the reinvestment of dividends. The Fund reserves the right to change the terms and amount of this fee upon at least 60 days’ notice to shareholders. The redemption fee policy may be modified or amended in the future to reflect, among other things, regulatory requirements mandated by the SEC.

Although the Fund has the goal of applying this redemption fee to most redemptions of shares held for less than 3 months, the redemption fee may not apply in certain circumstances where it is not currently practicable for the Fund to impose the fee, such as redemptions of shares held in certain omnibus accounts or retirement plans.

The following shares of the Fund will not be subject to redemption fees:

•	shares purchased through reinvested distributions (dividends and capital gains);

•	shares redeemed under the Fund’s Systematic Withdrawal Plan;

•
shares purchased through certain omnibus accounts or retirement plans, including, but not limited, to 401(k) and other employer-sponsored retirement plans (excluding IRA and other 1-person plans), that are currently unable to impose a redemption fee, if approved by the Board;

•	shares redeemed by retirement plan participants due to:

1.	death distributions
2.	employment termination withdrawals
3.	Qualified Domestic Relations Order (QDROs)
4.	retirement plan termination or restructuring;

•	shares redeemed upon death of a shareholder;

•	shares redeemed at the option of the Fund;

•	shares purchased by rollover and changes of account registration within the Fund;

•	shares redeemed to return an excess contribution in an IRA account.

While the Fund makes every effort to collect redemption fees, the Fund may not always be able to track short-term trading effected through financial intermediaries.

Redemptions-in-Kind.
Subject to compliance with applicable regulations, the Fund reserves the right to pay the redemption price of its shares, either totally or partially, by a distribution in-kind of readily marketable portfolio securities (instead of cash). The securities so distributed would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold. If a shareholder receives a distribution in kind, the shareholder could incur brokerage or other charges in converting the securities to cash and would bear any market risks associated with such securities until they are converted into cash. The Trust has filed an election under Rule 18f-1 committing to pay in cash all redemptions by a shareholder of record up to amounts specified by the rule (in excess of the lesser of (i) $250,000 or (ii) 1% of the Fund’s assets).

The Fund does not intend to hold any significant percentage of its portfolio in illiquid securities, although the Fund, like virtually all mutual funds, may from time to time hold a small percentage of securities that are illiquid. In the unlikely event the Fund were to elect to make an in-kind redemption, the Fund expects that it would follow the normal protocol of making such distribution by way of a pro rata distribution based on its entire portfolio. If the Fund held illiquid securities, such distribution may contain a pro rata portion of such illiquid securities or the Fund may determine, based on a materiality assessment, not to include illiquid securities in the in-kind redemption. The Fund does not anticipate that it would ever selectively distribute a greater than pro rata portion of any illiquid securities to satisfy a redemption request. If such securities are included in the distribution, shareholders may not be able to liquidate such securities and may be required to hold such securities indefinitely. Shareholders’ ability to liquidate such securities distributed in-kind may be restricted by resale limitations or substantial restrictions on transfer imposed by the issuers of the securities or by law. Shareholders may only be able to liquidate such securities distributed in-kind at a substantial discount from their value, and there may be higher brokerage costs associated with any subsequent disposition of these securities by the recipient.

DETERMINATION OF SHARE PRICE

As noted in the Prospectus, the net asset value of shares of the Fund will be determined once daily as of the close of public trading on the NYSE (normally 4:00 p.m. Eastern time) on each day that the NYSE is open for trading. It is expected that the Exchange will be closed on Saturdays and Sundays and on New Year’s Day, Martin Luther King Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas. The Fund does not expect to determine the net asset value of shares  on any day when the Exchange is not open for trading even if there is sufficient trading in its portfolio securities on such days to materially affect the net asset value per share.

In valuing the Fund’s assets for calculating net asset value, readily marketable portfolio securities listed on a national securities exchange are valued at the last sale price on the business day as of which such value is being determined. If there has been no sale on such exchange on such day, the security is valued at the mean between the bid and asked prices on such day. Securities primarily traded in the Nasdaq National Market System (“NASDAQ”) for which market quotations are readily available shall be valued using the Nasdaq Official Closing Price (“NOCP”). If the NOCP is not available, such securities shall be valued at the last sale price on the day of valuation, or if there has been no sale on such day, at the mean between the bid and asked prices. Readily marketable securities traded only in the OTC market and not on NASDAQ are valued at the most recent trade price. All other assets of the Fund are valued in such manner as the Board in good faith deems appropriate to reflect their fair value.

Trading in foreign securities markets is normally completed well before the close of the NYSE. In addition, foreign securities trading may not take place on all days on which the NYSE is open for trading, and may occur in certain foreign markets on days on which the Fund’s net asset value is not calculated. Events affecting the values of portfolio securities that occur between the time their prices are determined and the close of the NYSE will not be reflected in the calculation of net asset value unless the Board deems that the particular event would affect net asset value, in which case an adjustment will be made in such manner as the Board in good faith deems appropriate to determine fair market value. Assets or liabilities expressed in foreign currencies are translated, in determining net asset value, into U.S. dollars based on the spot exchange rates, or at such other rates as the Advisor, pursuant to fair value procedures adopted by the Board, may determine to be appropriate.

PERFORMANCE INFORMATION

Performance information in the Fund’s Prospectus is calculated in accordance with the methods discussed below.

Average Annual Total Return.
Average annual total return quotations used in the Fund’s Prospectus are calculated according to the following formula:

P(1+T)n = ERV

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period.

Under the foregoing formula, the time periods used in the Prospectus will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the Prospectus. Average annual total return, or “T” in the above formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Average Annual Total Return (after Taxes on Distributions).
Average annual total return (after taxes on distributions) quotations used in the Prospectus are calculated according to the following formula:

P (1+T)n = ATVD

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVD” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions, not after taxes on redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.

Average Annual Total Return (after Taxes on Distributions and Redemptions).
Average annual total return (after taxes on distributions and redemption) quotations used in the Prospectus are calculated according to the following formula:

P (1+T)n = ATVDR

where “P” equals a hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ATVDR” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the period after taxes on distributions and redemption. Dividends and other distributions are assumed to be reinvested in shares at the prices in effect on the reinvestment dates.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Proxy Voting Policies and Procedures (the “Policies”) on behalf of the Trust which delegate the responsibility for voting proxies on behalf of the Fund to the Advisor in accordance with the Advisor’s Proxy Voting Policy and subject to the Board’s continuing oversight. The Policies require that the Advisor vote proxies received in a manner consistent with the best interests of the Fund and its shareholders. The Policies also require the Advisor to present to the Board, at least annually, the Advisor’s Proxy Voting Policy and a record of each proxy voted by the Advisor on behalf of the Fund, including a report on the resolution of all proxies identified by the Advisor as involving a conflict of interest. The Proxy Voting Policy adopted by the Advisor underscores the Advisor’s concern that all proxy voting decisions be made in the best interests of the Fund and its shareholders and to maximize portfolio values over time. The Advisor’s Proxy Voting Policy is attached at Appendix B.

The Trust will file a Form N-PX, with the Fund’s complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. Form N-PX for the Fund will be available without charge, upon request, by calling toll-free (866)697-7858 and on the SEC’s website at www.sec.gov.

ANTI-MONEY LAUNDERING PROGRAM

The Trust, on behalf of the Fund, has established an Anti-Money Laundering Compliance Program (the “Program”) as required by the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (“USA PATRIOT Act”). In order to ensure compliance with this law, the Trust’s Program provides for the development of internal practices, procedures and controls, designation of anti-money laundering compliance officers, an ongoing training program and an independent audit function to determine the effectiveness of the Program.

Procedures to implement the Program include, but are not limited to, determining that the Fund’s Distributor and Transfer Agent have established proper anti-money laundering procedures, reporting suspicious and/or fraudulent activity, checking shareholder names against designated government lists, including Office of Foreign Asset Control (“OFAC”), and a complete and thorough review of all new opening account applications. The Fund will not transact business with any person or entity whose identity cannot be adequately verified under the provisions of the USA PATRIOT Act.

PORTFOLIO HOLDINGS INFORMATION

Disclosure of the Fund’s complete holdings is required to be made quarterly within 60 days of the end of each fiscal quarter in the Annual Report and Semi-Annual Report to Fund shareholders and in the quarterly holdings report on Form N-Q. These reports are available, free of charge, on the EDGAR database on the SEC’s website at www.sec.gov. The Fund discloses its calendar quarter-end portfolio holdings on its website at www.fimcofunds.com within 10 business days after the calendar quarter-end. The calendar quarter-end portfolio holdings for the Fund will remain posted on the website until updated by required regulatory filings with the SEC. Portfolio holdings information posted on the Fund’s website may be separately provided to any person, including rating and ranking organizations such as Lipper and Morningstar, at the same time that it is filed with the SEC or one day after it is first published on the Fund’s website.

The Trust, on behalf of the Fund, has adopted portfolio holdings disclosure policies (the “Policy”) that govern the timing and circumstances of disclosure of portfolio holdings of the Fund. The Advisor has also adopted a policy with respect to disclosure of portfolio holdings of the Fund (the “Advisor’s Policy”). Information about the Fund’s portfolio holdings will not be distributed to any third party except in accordance with the Policy and the Advisor’s Policy (the “Disclosure Policies”). The Advisor and the Board considered the circumstances under which the Fund’s portfolio holdings may be disclosed under the Disclosure Policies, which would be for legitimate business purposes and would always include a duty of confidentiality and a duty not to trade on such information in the case of non-public disclosures. The Advisor and the Board also considered actual and potential material conflicts that could arise in such circumstances between the interests of the Fund’s shareholders and the interests of the Advisor, Distributor or any other affiliated person of the Fund. After due consideration, the Advisor and the Board determined that the Fund has a legitimate business purpose for disclosing portfolio holdings to persons described in the Disclosure Policies, including mutual fund rating or statistical agencies, or persons performing similar functions, and internal parties involved in the investment process, administration or custody of the Fund. Pursuant to the Disclosure Policies, the Trust’s Chief Compliance Officer (“CCO”), President and Treasurer are each authorized to consider and authorize dissemination of portfolio holdings information to additional third parties, after considering the best interests of the Fund shareholders and potential conflicts of interest in making such disclosures.

The Board exercises continuing oversight of the disclosure of the Fund’s portfolio holdings by (1) overseeing the implementation and enforcement of the Disclosure Policies, Codes of Ethics and other relevant policies of the Fund and its service providers by the Trust’s CCO, (2) by considering reports and recommendations by the Trust’s CCO concerning any material compliance matters (as defined in Rule 38a-1 under the 1940 Act), and (3) by considering to approve any amendment to the Disclosure Policies. The Board reserves the right to amend the Disclosure Policies at any time without prior notice to shareholders in its sole discretion.

In the event of a conflict between the interests of the Fund and the interests of Advisor or an affiliated person of the Advisor, the CCO of the Advisor, in consultation with the Trust’s CCO, shall make a determination in the best interests of the Fund, and shall report such determination to the Board at the end of the quarter in which such determination was made. Any employee of the Advisor who suspects a breach of this obligation must report the matter immediately to the Advisor’s CCO or to his or her supervisor.

In addition, material non-public holdings information may be provided without lag as part of the normal investment activities of the Fund to each of the following entities, which, by explicit agreement or by virtue of their respective duties to the Fund, are required to maintain the confidentiality of the information disclosed, including a duty not to trade on non-public information: the Administrator, fund accountant, Custodian, Transfer Agent, auditors, counsel to the Fund or the Board, broker-dealers (in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities) and regulatory authorities. Portfolio holdings information not publicly available with the SEC or through the Fund’s website may only be provided to additional third parties, in accordance with the Policies, when the Fund has a legitimate business purpose and the third party recipient is subject to a confidentiality agreement that includes a duty not to trade on non-public information.

In no event shall the Advisor, its affiliates or employees, the Fund, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

There can be no assurance that the Disclosure Policies will protect the Fund from potential misuse of portfolio holdings information by individuals or entities to which it is disclosed.

GENERAL INFORMATION

The Trust was organized as a Massachusetts business trust on February 24, 1987. The Agreement and Declaration of Trust permits the Board to issue an unlimited number of full and fractional shares of beneficial interest, without par value, which may be issued in any number of series. The Board may from time to time issue other series, the assets and liabilities of which will be separate and distinct from any other series.

Shares issued by the Fund have no preemptive, conversion or subscription rights. All shares issued are fully paid and non-assessable by the Trust. Shareholders have equal and exclusive rights as to dividends and distributions as declared by the Fund and to the net assets of the Fund upon liquidation or dissolution. The Fund, as a separate series of the Trust, votes separately on matters affecting only the Fund (e.g., approval of the Advisory Agreement); all series of the Trust vote as a single class on matters affecting all series jointly or the Trust as a whole (e.g., election or removal of Trustees). Voting rights are not cumulative, so that the holders of more than 50% of the shares voting in any election of Trustees can, if they so choose, elect all of the Trustees. While the Trust is not required and does not intend to hold annual meetings of shareholders, such meetings may be called by the Trustees in their discretion, or upon demand by the holders of 10% or more of the outstanding shares of the Trust, for the purpose of electing or removing Trustees.

The shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable as partners for its obligations. However, the Trust’s Agreement and Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Agreement and Declaration of Trust also provides for indemnification and reimbursement of expenses out of the Fund’s assets for any shareholder held personally liable for obligations of the Fund or Trust. The Agreement and Declaration of Trust provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Fund or Trust and satisfy any judgment thereon. All such rights are limited to the assets of the Fund. The Agreement and Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Officers, employees and agents to cover possible tort and other liabilities. Furthermore, the activities of the Trust as an investment company would not likely give rise to liabilities in excess of the Trust’s total assets. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Fund itself is unable to meet its obligations.

The Trust, the Advisor and the Distributor have each adopted Codes of Ethics under Rule 17j-1 of the 1940 Act. These Codes permit, subject to certain conditions, personnel of these entities to invest in securities that may be purchased or held by the Fund.

FINANCIAL STATEMENTS

Because the Fund has recently commenced operations, there are no financial statements available at this time. Shareholders of the Fund will be informed of the Fund’s progress through periodic reports when those reports become available. Financial statements certified by the Fund’s independent public accounting firm will be submitted to shareholders at least annually.

APPENDIX A
CORPORATE BOND RATINGS*

Moody’s Investors Service, Inc.

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations or protective elements may be of greater amplitude or there may be other elements present which make long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa: Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Standard & Poor’s Ratings Group

AAA: Bonds rated AAA are highest grade debt obligations. This rating indicates an extremely strong capacity to pay principal and interest.

AA: Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A: Bonds rated A have a strong capacity to pay principal and interest, although they are more susceptible to the adverse effects of changes in circumstances and economic conditions.

BBB: Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

*Ratings are generally given to securities at the time of issuance. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

APPENDIX B

ADVISOR PROXY VOTING POLICY

Frontier Investment Management Company (the “Advisor”) will vote at all times in the best interests of their clients as shareholders. Mr. Gary Schoen and/or Mr. Richard Sowden are responsible for proxy voting and are allowed to vote on routine issues. Any unusual proposals (i.e. hostile takeovers) will be presented to the investment committee and voted on accordingly. The Advisor will generally vote with the Board of Directors if they feel the Board is acting in the best interest of shareholders. However, the Advisor does pay special attention to management compensation issues, stock options issuances, takeover defenses, social responsibility and any other corporate governance issues. The Advisor will vote against management if they feel it is in the best interests of their clients as shareholders. They generally do not report their proxy voting to clients on routine issues but they would notify clients in unusual cases (i.e. hostile takeovers). The Advisor will keep records of their proxy votes.

PART C
(FIMCO Select Fund)

OTHER INFORMATION

Item 23. Exhibits

(a)	Amended and Restated Agreement and Declaration of Trust was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on July 27, 2005 and is incorporated herein by reference.

(b)	Amended and Restated Bylaws was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 18, 2003 and is incorporated herein by reference.

(c)	Instruments Defining Rights of Security Holders is incorporated by reference to Registrant’s Declaration of Trust and Bylaws.

(d)	Investment Advisory Agreement is filed herewith.

(e)	Form of Distribution Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(f)	Bonus or Profit Sharing Contracts is not applicable.

(g)	Form of Custody Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on March 27, 2003 and is incorporated herein by reference.

(h)	Other Material Contracts

(i)	Form of Fund Administration Servicing Agreement was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(ii)	Form of Transfer Agent Servicing Agreement was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iii)	Form of Fund Accounting Servicing Agreement was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on February 12, 2002 and is incorporated herein by reference.

(iv)	Power of Attorney was previously filed with the Registration Statement on Form N1-A (File No. 33-12213) on October 24, 2002 and is incorporated herein by reference.

(v)	Operating Expenses Limitation Agreement is filed herewith.

(i)	Opinion of Counsel is filed herewith.

(j)	Consent of Independent Auditors is not applicable.

(k)	Omitted Financial Statements is not applicable.

(l)	Agreement Relating to Initial Capital is not applicable.

(m)	Form Rule 12b-1 Plan is not applicable.

(n)	Rule 18f-3 Plan is not applicable.

(o)	Reserved.

(p)	Code of Ethics

(q)	(i)	Code of Ethics for Registrant was previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 24, 2005 and in incorporated herein by reference.

(ii)	Code of Ethics for Advisor is filed herewith.

Item 24.	Persons Controlled by or Under Common Control with Registrant.

No person is directly or indirectly controlled by or under common control with the Registrant.

Item 25.	Indemnification.

Reference is made to Article VII of the Registrant’s Declaration of Trust (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on December 29, 1995), Article VI of Registrant’s Amended and Restated Bylaws (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 18, 2003), and Paragraph 6 of the Distribution Agreement (previously filed with the Registration Statement on Form N-1A (File No. 33-12213) on February 12, 2002). With respect to the Registrant, the general effect of these provisions is to indemnify any person (Trustee, director, officer, employee or agent, among others) who was or is a party to any proceeding by reason of their actions performed in their official or duly authorized capacity on behalf of the Trust. With respect to the distributor, the general effect of the relevant provisions is to indemnify those entities for claims arising out of any untrue statement or material fact contained in the Funds’ Registration Statement, reports to shareholders or advertising and sales literature.

Pursuant to Rule 484 under the Securities Act of 1933, as amended, the Registrant furnishes the following undertaking: “Insofar as indemnification for liability arising under the Securities Act of 1933 (the “Act”) may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.”

Item 26.	Business and Other Connections of the Investment Advisor.

                With respect to the Advisor, the response to this Item will be incorporated by reference to the Advisor’s Uniform Application for Investment Adviser Registration (Form ADV) on file with the Securities and Exchange Commission (“SEC”), dated June 1, 2005. The Advisor’s Form ADV may be obtained, free of charge, at the SEC’s website at www.adviserinfo.sec.gov.

Item 27.	Principal Underwriter.

(a)	Quasar Distributors, LLC, the Registrant’s principal underwriter, acts as principal underwriter for the following investment companies:

Advisors Series Trust	Jacob Internet Fund Inc.
AIP Alternative Strategies Funds	The Jensen Portfolio, Inc.
Allied Asset Advisors Funds	Julius Baer Investment Funds
Alpine Equity Trust	The Kensington Funds
Alpine Income Trust	Kirr, Marbach Partners Funds, Inc.
Alpine Series Trust	LKCM Funds
Brandes Investment Trust	Masters’ Select Funds
Brandywine Blue Fund, Inc.	Matrix Advisors Value Fund, Inc.
Brazos Mutual Funds	MDT Funds
Bridges Investment Fund, Inc.	Monetta Fund, Inc.
Buffalo Funds	Monetta Trust

Buffalo Balanced Fund, Inc.	The MP 63 Fund, Inc.
Buffalo High Yield Fund, Inc.	MUTUALS.com
Buffalo Large Cap Fund, Inc.	Nicholas Equity Income Fund, Inc.
Buffalo Small Cap Fund, Inc.	Nicholas Family of Funds, Inc.
Buffalo USA Global Fund, Inc.	Nicholas Fund, Inc.
Country Mutual Funds Trust	Nicholas High Income Fund, Inc.
Cullen Funds Trust	Nicholas II, Inc.
Everest Funds	Nicholas Limited Edition, Inc.
FFTW Funds, Inc.	Nicholas Money Market Fund, Inc.
First American Funds, Inc.	NorCap Funds
First American Investment Funds, Inc.	Permanent Portfolio Funds
First American Strategy Funds, Inc.	PRIMECAP Odyssey Funds
Fort Pitt Capital Funds	Professionally Managed Portfolios
The Glenmede Fund, Inc.	Prudent Bear Funds, Inc.
The Glenmede Portfolios	The Purisima Funds
Guinness Atkinson Funds	Rainier Investment Management Mutual Funds
Harding, Loevner Funds, Inc.	Summit Mutual Funds, Inc.
The Hennessy Funds, Inc.	Thompson Plumb Funds, Inc.
Hennessy Mutual Funds, Inc.	TIFF Investment Program, Inc.
Hotchkis and Wiley Funds	Trust For Professional Managers
Intrepid Capital Management Funds Trust	Wexford Trust

(b)	To the best of Registrant’s knowledge, the directors and executive officers of Quasar Distributors, LLC are as follows:

Name and Principal Business Address	Position and Offices with Quasar Distributors, LLC	Positions and Offices with Registrant
James R. Schoenike	President, Board Member	None
Donna J. Berth	Treasurer	None
Joe Redwine	Board Member	None
Bob Kern	Board Member	None
Eric W. Falkeis	Board Member	Treasurer
Teresa Cowan	Assistant Secretary	None
The address of each of the foregoing is 615 East Michigan Street, Milwaukee, Wisconsin, 53202.

(c)	Not applicable.

Item 28.	Location of Accounts and Records.

The books and records required to be maintained by Section 31(a) of the Investment Company Act of 1940 are maintained at the following locations:

Records Relating to:	Are located at:
Registrant’s Fund Administrator, Fund Accountant and Transfer Agent	U.S. Bancorp Fund Services, LLC 615 East Michigan Street, 3rd Floor

Records Relating to:	Are located at:
Milwaukee, WI 53202
Registrant’s Custodian	U.S. Bank, National Association 425 Walnut Street Cincinnati, Ohio 45202
Registrant’s Investment Advisor	Frontier Investment Management Company 8401 Central Expressway, Suite 645 Dallas, TX 75225

Item 29.	Management Services Not Discussed in Parts A and B.

Not Applicable.

Item 30.	Undertakings.

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed below on its behalf by the undersigned, thereunto duly authorized, in the City of Milwaukee and State of Wisconsin, on the 22 day of December, 2005.

Professionally Managed Portfolios

By:      Robert M. Slotky*
Robert M. Slotky
President

Pursuant to the requirements of the Securities Act of 1933, this amendment to this Registration Statement has been signed below by the following persons in the capacities and on December 22, 2005.

Signature	Title

Steven J. Paggioli*
Steven J. Paggioli	Trustee

Dorothy A. Berry*
Dorothy A. Berry	Trustee

Wallace L. Cook*
Wallace L. Cook	Trustee

Carl A. Froebel*
Carl A. Froebel	Trustee

Rowley W. P. Redington*
Rowley W. P. Redington	Trustee

Robert M. Slotky*
Robert M. Slotky	President

Eric W. Falkeis
Eric W. Falkeis	Treasurer and Principal Financial and Accounting Officer

* By /s/ Eric W. Falkeis
Eric W. Falkeis
Attorney-in-Fact pursuant to
Power of Attorney

EXHIBIT INDEX

Exhibit	Exhibit No.
Investment Advisory Agreement	EX-99.d
Operating Expenses Limitation Agreement	EX-99.h.v
Opinion of Counsel	EX-99.i
Code of Ethics for Advisor	EX.99.p.ii